--------------------------------------------------------------------------------
                              STATE STREET RESEARCH
--------------------------------------------------------------------------------
                                HIGH INCOME FUND
                         ------------------------------

                         ANNUAL REPORT
                         March 31, 2001

                         ------------------------------
                                  WHAT'S INSIDE
                         ------------------------------

                         FROM THE CHAIRMAN
                         America's Economy
                         Continues to Cool

                         PORTFOLIO MANAGER'S REVIEW
                         U.S. Economic Woes Carry Over to
                         High-Yield Bond Market

                         FUND INFORMATION
                         Facts and Figures

                         PLUS, COMPLETE PORTFOLIO HOLDINGS
                         AND FINANCIAL STATEMENTS

                                                       -------------------

                                                          [DALBAR LOGO]

                                                       -------------------

                                                         For Excellence
                                                               in
                                                        Shareholder Service

[logo] STATE STREET RESEARCH

FROM THE CHAIRMAN

[GRAPHIC OMITTED]

DEAR SHAREHOLDER:

America's red-hot economy cooled in the second and third quarters of 2000, then slowed abruptly in the fourth quarter. After raising short-term interest rates in an effort to slow the U.S. economy to a more acceptable pace, the Federal Reserve Board reversed course when it became apparent that the slowdown could result in recession. The Fed reduced a key short- term interest rate three times in the first quarter of 2001 and put the nation on notice that it might act again to keep the economy in positive territory.

STOCKS
The U.S. stock market disappointed most investors with negative returns. For the 12-month period, all major market indices were down. The S&P 500 returned -21.67%.(1) The Nasdaq was down -19.70%.

BONDS
Bonds were a bright spot in most investor portfolios as they outperformed the broad stock market indices for the year. Government, mortgage and municipal bonds benefited from slower economic growth and declining intermediate and long-term interest rates in the first half of the period. Corporate bonds lagged, but picked up as investors sought the relative stability of the bond market. The high-yield market was weak throughout 2000, picked up early in 2001, then gave back most of its gains as concern about the economy deepened.

INTERNATIONAL
The fund's share (5)Class S shares, Higher inflation and projected slower economic growth kept a damper on price, yield and offered without a stock markets in Europe and Asia. Although the Japanese government reduced return will sales charge, are interest rates to zero in an effort to jumpstart the economy, it has failed fluctuate, and you available through to make progress toward a recovery, and the Japanese stock market sank may have a certain employee further into negative territory. Around the world, most foreign markets benefit plans and were awash in red ink. special programs.

OUTLOOK AND OPPORTUNITIES
When the news about the economy and the stock market is grim, it's important to keep a steady hand on your portfolio. Now is a good time to ask your investment professional to put the market events of the past year in perspective and to review your asset allocation in light of your long- term goals. Remember, the best way to achieve your goals is to invest regularly and to stick with your plan. There are no quick fixes for the challenges we face today, but these are sound principles followed by successful investors in any market.

    Sincerely,

/s/ Richard S. Davis

    Richard S. "Dick" Davis
    Chairman

    March 31, 2001

(1) The S&P 500 (officially the "Standard & Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The CSFB Global High Yield Index is a commonly used measure of high- yield bond performance. The indices do not take transaction charges into consideration. It is not possible to invest directly in the indices.

(2) -24.03% for Class B(1) shares; -23.98% for Class B shares; -23.98 for Class C shares; -23.06% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume rein vestment of capital gains distributions and income dividends at net asset value.

(4) Performance reflects a maximum 4.50% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B (1) was introduced on January 1, 1999.

(5) Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs.

PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

--------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 2001)
--------------------------------------------------------------------------------

TOTAL VALUE OF $10,000 INVESTED ON MARCH 31, 1991(3)
(Class A shares, at maximum applicable sales charge)

                  "3/91"             9.55
                  "3/92"            12.314
                  "3/93"            14.616
                  "3/94"            16.746
                  "3/95"            17.047
                  "3/96"            19.237
                  "3/97"            21.219
                  "3/98"            25.671
                  "3/99"            24.851
                  "3/00"            24.442
                  "3/01"            18.695

YIELD
---------------------------------------------
Class A                                 9.72%
---------------------------------------------
Class B(1)                              9.60%
---------------------------------------------
Class B                                 9.55%
---------------------------------------------
Class C                                 9.55%
---------------------------------------------
Class S                                10.58%
---------------------------------------------
Yield is based on the net investment income produced for the 30 days ended March 31, 2001.
A high yield could be indicative of high-risk bond holdings that have decreased in price because of financial problems of the issuers of the bonds.

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)(5)
-------------------------------------------------------------------
                          10 YEARS      5 YEARS           1 YEAR
-------------------------------------------------------------------
  Class A                   6.46%        -1.48%           -26.96%
-------------------------------------------------------------------
  Class B(1)                6.28%        -1.59%           -27.47%
-------------------------------------------------------------------
  Class B                   6.31%        -1.54%           -27.42%
-------------------------------------------------------------------
  Class C                   6.30%        -1.30%           -24.67%
-------------------------------------------------------------------
  Class S                   7.15%        -0.26%           -23.06%
-------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(does not reflect sales charge)(3)
-------------------------------------------------------------------
                          10 YEARS      5 YEARS           1 YEAR
-------------------------------------------------------------------
  Class A                   6.95%        -0.57%           -23.51%
-------------------------------------------------------------------
  Class B(1)                6.29%        -1.34%           -24.03%
-------------------------------------------------------------------
  Class B                   6.32%        -1.29%           -23.98%
-------------------------------------------------------------------
  Class C                   6.31%        -1.30%           -23.98%
-------------------------------------------------------------------
  Class S                   7.15%        -0.26%           -23.06%
-------------------------------------------------------------------

PORTFOLIO MANAGER'S  REVIEW

HIGH INCOME FUND: U.S. ECONOMIC WOES CARRY OVER TO HIGH-YIELD BOND MARKET

[Photo of Kim Peters]

     Kim Peters
  Portfolio Manager

We spoke with Kim Peters, portfolio manager of State Street Research High Income Fund about the year ended March 31, 2001 and his outlook for the period ahead. Kim Peters took over as portfolio manager on November 21, 2000.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: Class A shares returned -23.51% [without sales charge](2) for the 12 months ended March 31, 2001. That was significantly lower than the average high current yield fund, which returned -3.20%, according to the Lipper High Current Yield Funds Average. The fund also underperformed the CSFB Global High Yield Index, which returned 0.77%.(1)

Q: WHAT FACTORS HURT PERFORMANCE IN 2000?
A: For starters, it was another challenging year for high- yield bonds. Volatility in the equity markets spilled over to the high-yield market in the first half of the period, and weakness in the U.S. economy sent bond values down further. However, that does not explain the wide performance gap between the fund and its peers, which was the result of two factors: 1) The fund was heavily weighted in lower-quality bonds with an emphasis on telecommunications, and these were hurt more than higher- quality bonds throughout the year. Although we directed our efforts toward increasing the quality of the portfolio during the year, it was not accomplished in time to rescue the fund's disappointing return.
2) The fund owned several problem credits that resulted in losses to the fund.

Q: WHY WAS THE FUND SO HEAVILY INVESTED IN LOW-QUALITY BONDS?
A: It's an aggressive approach that can pay off handsomely in the right environment. In a strengthening economy, lower-quality bonds have the highest return potential. Unfortunately, the fund's timing was out of pace with the economy, which took most investors by surprise with the severity of its downturn.

Since the middle of last year, it has been our strategy to upgrade the quality of the portfolio. I accelerated the process when I took over the fund in November. However, that process has been painful for the fund. We have sold securities into an unfavorable environment and incurred transaction costs, which are an additional drain on performance. Our restructuring should be completed by the end of the second quarter, and we believe it will become apparent in the periods that follow.

Q: WHAT ACCOUNTED FOR THE POSITIVE SHIFT IN PERFORMANCE DURING THE END OF THE FIRST QUARTER?
A: The fund's emphasis on healthcare, energy and service helped performance in the first quarter as did our reduced exposure to telecommunications and information technology companies.

Q: IN ADDITION TO RAISING THE QUALITY OF THE PORTFOLIO, WHAT OTHER CHANGES HAVE BEEN MADE?
A: We have cut the fund's equity holdings, increased the portfolio's industry diversification, and shifted our focus from small companies to large companies. We believe all these changes should help reduce the volatility of the portfolio.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?
A: We continue to have a cautious outlook on the economy and the high-yield market, and we have positioned the fund accordingly. We will continue to improve the fund's average credit quality and liquidity. We believe that careful credit selection remains the key to performance. We know that this has been a challenging time for shareholders, and we thank them for their patience and their continued confidence in the fund.

March 31, 2001

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSET ALLOCATION*
(by percentage of net assets)

                B                          43%
                BB                         33%
                BBB                         7%
                CCC                         7%
                Preferred Stocks            2%
                Common stocks/warrants      2%
                Cash                        6%


5 LARGEST INDUSTRY BOND POSITIONS
(by percentage of net assets)

                HEALTHCARE                9.3%
                ENERGY                    8.7%
                MOBILE COMMUNICATIONS     8.2%
                CASINO                    8.2%
                FIXED COMMUNICATIONS      7.0%

Quality ratings based on those provided by Standard & Poor's Corp. and/or equivalent ratings by Moody's Investors Services, Inc. *1% of the above bonds were unrated and included among relevant rating categories as determined by the fund's manager.

-------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL             MATURITY               VALUE
                                                          AMOUNT                 DATE                (NOTE 1)
-------------------------------------------------------------------------------------------------------------
BONDS 90.1%
AUTOMOTIVE 1.2%
Lear Corp. Sr. Note Series B, 7.96% ................     $  5,000,000            5/15/2005       $  5,059,800
                                                                                                 ------------
CABLE 5.0%
Charter Communications Holding LLC Sr. Note, 8.625%         1,975,000            4/01/2009          1,900,937
Charter Communications Holdings Sr. Note, 10.75% ...        7,275,000           10/01/2009          7,747,875
CSC Holdings Inc. Sr. Note, 7.625%+ ................        1,050,000            4/01/2011          1,028,622
Echostar Broadband Corp. Sr. Note, 10.375% .........        3,800,000           10/01/2007          3,895,000
Echostar DBS Corp. Sr. Note, 9.375% ................        4,750,000            2/01/2009          4,726,250
Insight Midwest LP Sr. Note, 9.75% .................          140,000           10/01/2009            144,900
Insight Midwest LP Sr. Note, 10.50%+ ...............          940,000           11/01/2010          1,001,100
                                                                                                 ------------
                                                                                                   20,444,684
                                                                                                 ------------
CASINO 8.2%
Anchor Gaming Sr. Sub. Note, 9.875% ................        3,515,000           10/15/2008          3,712,719
Harrah's Operating Inc. Sr. Sub. Note, 7.875% ......        4,500,000           12/15/2005          4,511,250
Hollywood Casino Shreveport Mortgage Note, 13.00% ..        2,400,000            8/01/2006          2,580,000
International Game Technology Sr. Note, 8.375% .....        6,465,000            5/15/2009          6,610,462
Mandalay Resort Group, 10.25% ......................        2,670,000            8/01/2007          2,750,100
MGM Grand Inc. Sr. Sub. Note, 9.75% ................        5,175,000            6/01/2007          5,498,438
Mohegan Tribal Gaming Authority Sr. Note, 8.125% ...        3,300,000            1/01/2006          3,349,500
Park Place Entertainment Corp. Sr. Sub. Note, 9.375%        4,300,000            2/15/2007          4,450,500
                                                                                                 ------------
                                                                                                   33,462,969
                                                                                                 ------------
CHEMICAL 0.8%
GNI Group Inc. Sr. Note,
  10.875%[ ] (++) ..................................        7,000,000            7/15/2005            630,000
Lyondell Chemical Co. Sr. Sec. Note Series A, 9.625%          190,000            5/01/2007            195,225
PCI Chemicals Inc. Sr. Note Series B, 9.25% ........        3,560,000           10/15/2007          1,370,600
PMD Group Inc. Sr. Sub. Note, 11.00%+ .............        1,075,000            2/28/2011          1,075,000
                                                                                                 ------------
                                                                                                    3,270,825
                                                                                                 ------------
ENERGY 8.7%
Chesapeake Energy Corp. Sr. Note, 8.125% ...........        7,300,000            4/01/2011          7,178,309
Gulfmark Offshore Inc. Sr. Note, 8.75% .............        3,880,000            6/01/2008          3,802,400
Newpark Resources Inc. Sr. Sub. Note
  Series B, 8.625% .................................       10,105,000           12/15/2007          9,902,900
Ocean Energy Inc. Series B Sr. Note, 7.625% ........        1,750,000            7/01/2005          1,830,780
Ocean Energy Inc. Sr. Sub. Note, 8.625% ............        2,425,000            8/01/2005          2,491,760
Plains Resources Inc. Sr. Sub. Note, 10.25% ........        1,900,000            3/15/2006          1,923,750
Pogo Producing Co. Sr. Sub. Note, 8.75% ............        3,010,000            5/15/2007          3,040,100
Pool Energy Services Co. Sr. Sub. Note, 8.625% .....        5,020,000            4/01/2008          5,239,625
RBF Finance Co. Sr. Sec. Note, 11.375% .............          380,000            3/15/2009            460,275
                                                                                                 ------------
                                                                                                   35,869,899
                                                                                                 ------------
FIXED COMMUNICATIONS 7.0%
Advanced Radio Telecom Corp. Sr. Note, 14.00%(++) ..     $  4,048,000            2/15/2007          1,214,400
BTI Telecom Corp. Sr. Note, 10.50%(++) .............        5,250,000            9/15/2007            787,500
Call-Net Enterprises Inc. Sr. Note, 8.00%++@ .......        5,250,000            8/15/2008          1,732,500
Call-Net Enterprises Inc. Sr. Note, 9.375%++@ ......        8,405,000            5/15/2009          2,941,750
Econophone Inc. Sr. Note, 13.50%++ .................       15,250,000            7/15/2007          1,601,250
McLeod USA Inc. Sr. Note, 11.375% ..................        3,400,000            1/01/2009          3,349,000
Rhythms Netconnections Inc. Note, 12.75%++ .........        5,060,000            4/15/2009            910,800
Startec Global Communications Corp. Sr.
  Note, 12.00%@++ ..................................       10,300,000            5/15/2008          3,090,000
Time Warner Telecom Inc. Sr. Note, 10.125%+ ........        2,450,000            2/01/2011          2,437,750
Time Warner Telecom LLC Sr. Note, 9.75% ............        2,200,000            7/15/2008          2,156,000
Williams Communications Group Inc. Sr. Note, 10.70%           895,000           10/01/2007            684,675
Williams Communications Group Inc. Sr. Note, 10.875%        5,010,000           10/01/2009          3,682,350
Williams Communications Group Inc. Sr. Note, 11.70%         1,045,000            8/01/2008            820,325
Winstar Communication Inc. Sr. Note, 12.50% ........        2,935,000            4/15/2008            968,550
Winstar Communications Inc. Sr. Note, 12.75% .......          815,000            4/15/2010            305,625
World Access Inc. Sr. Note, 13.25%@++ ..............        7,315,000            1/15/2008          2,084,775
                                                                                                 ------------
                                                                                                   28,767,250
                                                                                                 ------------
FOOD & BEVERAGE 2.1%
Agrilink Foods Inc. Sr. Sub. Note, 11.875% .........        2,450,000           11/01/2008          2,082,500
Archibald Candy Corp. Sr. Sec. Note, 10.25% ........        3,885,000            7/01/2004          2,117,325
Constellation Brands Inc. Sr. Note, 8.00%+ .........        2,125,000            2/15/2008          2,172,813
Tom's Foods Inc. Sr. Sec. Note, 10.50% .............        3,100,000           11/01/2004          2,030,500
                                                                                                 ------------
                                                                                                    8,403,138
                                                                                                 ------------
GENERAL INDUSTRIAL 3.9%
Ametek Inc. Sr. Note, 7.20% ........................        5,800,000            7/15/2008          5,698,036
Argo-Tech Corp. Sr. Sub. Note, 8.625% ..............          750,000           10/01/2007            675,000
BE Aerospace Inc. Sr. Sub. Note, 9.50% .............        4,275,000           11/01/2008          4,392,562
Gentek Inc. Sr. Sub. Note, 11.00% ..................        3,800,000            8/01/2009          3,800,000
International Knife & Saw Inc. Sr. Sub. Note,
  11.375%@++ .......................................        5,125,000           11/15/2006          1,076,250
Transdigm Inc. Sr. Sub. Note, 10.375% ..............          330,000           12/01/2008            316,800
                                                                                                 ------------
                                                                                                   15,958,648
                                                                                                 ------------
HEALTHCARE 9.3%
Apria Healthcare Group, Note, 9.50% ................        1,675,000           11/01/2002          1,679,187
Beckman Instruments Inc. Sr. Note, 7.10% ...........        1,375,000            3/04/2003          1,378,616
Bio-Rad Laboratories Inc. Sr. Sub Note, 11.625% ....          680,000            2/15/2007            727,600
Columbia/HCA Healthcare Corp. Note, 8.75% ..........        1,930,000            9/01/2010          2,065,100
Columbia/HCA Healthcare Corp. Note, 6.91% ..........          695,000            6/15/2005            681,100
Concentra Operating Corp. Sr. Sub. Note Series B,
  13.00% ...........................................        1,875,000            8/15/2009          1,940,625
Fresenius Medical Care Capital Trust, 9.00% ........        1,975,000           12/01/2006          1,975,000
Healthsouth Corp. Sr. Note, 7.00% ..................        2,400,000            6/15/2008          2,226,000
Healthsouth Corp. Sr. Note, 8.50%+ .................        1,550,000            2/01/2008          1,546,125
Iasis Healthcare Corp. Sr. Sub. Note, 13.00% .......        1,845,000           10/15/2009          1,974,150
Manor Care Inc. Sr. Note, 8.00%+ ...................        2,925,000            3/01/2008          2,971,040
Omnicare Inc. Sr. Sub. Note, 8.125%+ ...............        2,300,000            3/15/2011          2,323,000
Quest Diagnostics Inc. Sr. Sub. Note, 10.75% .......        8,500,000           12/15/2006          8,988,750
Tenet Healthcare Corp. Sr. Note Series B, 9.25% ....        6,800,000            9/01/2010          7,514,000
Triad Hospitals Sr. Sub. Note, 11.00% ..............          180,000            5/15/2009            197,550
                                                                                                 ------------
                                                                                                   38,187,843
                                                                                                 ------------
HOTELS & LODGING 0.8%
Extended Stay America Inc. Sr. Sub. Note, 9.15% ....        3,325,000            3/15/2008          3,192,000
                                                                                                 ------------
MANUFACTURING 2.2%
Drypers Corp. Series B Sr. Note, 10.25%[ ] ++ ......       13,875,000            6/15/2007             52,031
French Fragrances Inc., 11.75%+ ....................          740,000            2/01/2011            777,000
North Atlantic Trading Inc. Sr. Note, 11.00% .......        6,475,000            6/15/2004          4,985,750
Prime Succession Inc. Sr. Sub. Note, 10.75%[ ] ++ ..        3,000,000            8/15/2004            450,000
Scotts Co. Sr. Sub. Note, 8.625% ...................        2,890,000            1/15/2009          2,918,900
                                                                                                 ------------
                                                                                                    9,183,681
                                                                                                 ------------
MEDIA 5.4%
Advanstar Communications Inc. Sr. Sub. Note, 12.00%+        1,425,000            2/15/2011          1,453,500
Crown Castle International Corp. Sr. Note, 10.75% ..        4,240,000            8/01/2011          4,346,000
Hollinger International Publishing Inc. Sr. Sub.
  Note, 9.25% ......................................        4,155,000            3/15/2007          4,258,875
Hollinger International, Inc. Sr. Sub. Note, 9.25% .        2,169,000            2/01/2006          2,223,225
K-III Communications Corp. Sr. Note, 8.50% .........        6,800,000            2/01/2006          6,868,000
R. H. Donnelley Inc. Sr. Sub. Note, 9.125% .........          425,000            6/01/2008            412,250
Transwestern Publishing Co. LP Sr. Sub. Note Series
  D, 9.625% ........................................        2,625,000           11/15/2007          2,625,000
                                                                                                 ------------
                                                                                                   22,186,850
                                                                                                 ------------
METALS 2.7%
Alaska Steel Corp. Sr. Note, 9.125% ................        3,335,000           12/15/2006          3,293,313
Great Central Mines Ltd. Sr. Note, 8.875% ..........        7,650,000            4/01/2008          6,005,250
Sheffield Steel Corp. Note Series B, 11.50%++ ......        4,030,000           12/01/2005          1,571,700
                                                                                                 ------------
                                                                                                   10,870,263
                                                                                                 ------------
MISCELLANEOUS 1.1%
CMS Energy Corp., 7.50% ............................        4,575,000            1/15/2009          4,324,290
                                                                                                 ------------
MOBILE COMMUNICATIONS 8.2%
AirGate PCS, Inc. Sr. Sub. Note, 0.00% to 9/30/2004,
  13.50% from 10/1/2004 to maturity ................        3,930,000           10/01/2009          2,338,350
Alamosa Delaware Inc. Sr. Note, 12.50%+ ............        3,000,000            2/01/2011          2,955,000
American Cellular Corp. Sr. Sub. Note, 9.50%+ ......        1,700,000           10/15/2009          1,649,000
American Tower Corp. Sr. Note, 9.375%+ .............        6,470,000            2/01/2009          6,178,850
Global Crossings Holdings Ltd., 9.625% .............        4,400,000            5/15/2008          4,147,000
Nextel Communications Sr. Note, 9.375% .............        4,515,000           11/15/2009          3,820,819
Pagemart Nationwide Inc. Sr. Note, 0.00% to 1/30/
  2000, 15.00% from 1/31/2000 to maturity++ ........       11,535,000            1/31/2005          3,068,310
Telecorp PCS Inc. Sr. Sub. Note, 0.00% to 4/14/2004,
  11.625% from 4/15/2004 to maturity ...............        2,865,000            4/15/2009          1,869,412
Tritel PCS Inc. Sr. Note, 10.375%+ .................        2,225,000            1/15/2011          2,136,000
Triton PCS Inc. Sr. Sub. Note, 0.00% to 4/30/2003,
  11.00% from 5/1/2003 to maturity .................        2,305,000            5/01/2008          1,786,375
Triton PCS Inc. Sr. Sub. Note, 9.375%+ .............        3,750,000            2/01/2011          3,600,000
                                                                                                 ------------
                                                                                                   33,549,116
                                                                                                 ------------
PAPER & PACKAGING 5.3%
Ball Corp. Sr. Sub. Note, 8.25% ....................       10,365,000            8/01/2008         10,442,737
Buckeye Cellulose Corp. Sr. Sub. Note, 9.25% .......        1,900,000            9/15/2008          1,904,750
Buckeye Technologies Inc. Sr. Sub. Note, 8.00% .....        1,570,000           10/15/2010          1,460,100
Stone Container Corp. Sr. Note, 9.75%+ .............        1,875,000            2/01/2011          1,907,813
Tekni Plex Inc. Sr. Sub. Note Series B, 12.75% .....        2,750,000            6/15/2010          2,516,250
Tembec Industries Inc. Sr. Note, 8.50%+ ............        3,405,000            2/01/2011          3,490,125
                                                                                                 ------------
                                                                                                   21,721,775
                                                                                                 ------------
RESTAURANTS 0.5%
NE Restaurant Company, Inc. Sr. Note, 10.75% .......        3,570,000            7/15/2008          2,195,550
                                                                                                 ------------
RETAIL 3.5%
Intertek Finance PLC Series B Sr. Sub. Note, 10.25%         8,850,000           11/01/2006          6,681,750
J. Crew Group Inc. Sr. Deb., 0.00% to 10/14/2002,
  13.125% from 10/15/2002 to maturity ..............        3,900,000           10/15/2008          2,320,500
J. Crew Operating Corp. Sr. Sub. Note, 10.375% .....        6,090,000           10/15/2007          5,541,900
                                                                                                 ------------
                                                                                                   14,544,150
                                                                                                 ------------
SERVICES 5.2%
Allied Waste North America Inc. Sr. Sub.
  Note, 10.00%  ....................................        4,575,000            8/01/2009          4,660,781
Iron Mountain Inc. Sr. Sub. Note, 8.625% ...........        2,875,000            4/01/2013          2,889,375
Rose Hills Co. Sr. Sub. Note, 9.50% ................        8,750,000           11/15/2004          4,375,000
Safety Kleen Corp. Sr. Note, 9.25%[ ] ++ ...........        3,240,000            5/15/2009             32,400
Safety Kleen Services Inc. Sr. Sub. Note, 9.25%[ ]++        4,085,000            6/01/2008             40,850
Stericycle Inc. Sr. Sub. Note Series B, 12.375% ....        1,400,000           11/15/2009          1,470,000
USA Waste Services Inc. Sr. Note, 7.00% ............        7,320,000           10/01/2004          7,411,061
Waste Management Inc. Note, 7.70% ..................          350,000           10/01/2002            357,088
                                                                                                 ------------
                                                                                                   21,236,555
                                                                                                 ------------
SUPERMARKETS/DRUG 0.7%
Stater Brothers Holdings Inc. Sr. Note, 10.75% .....        3,275,000            8/15/2006          3,062,125
                                                                                                 ------------
TECHNOLOGY 1.0%
Celestica International Inc. Series B Sr.
  Note, 10.50% .....................................          915,000           12/31/2006            942,450
Fairchild Semiconductor Corp. Sr. Sub. Note,
  10.50%+ ..........................................        1,075,000            2/01/2009          1,023,938
Flextronics International Ltd. Sr. Note, 9.875% ....        2,250,000            7/01/2010          2,182,500
                                                                                                 ------------
                                                                                                    4,148,888
                                                                                                 ------------
TRANSPORTATION 2.2%
First Wave Marine Inc. Sr. Note, 11.00%[ ] ++ ......        3,250,000            2/01/2008            268,125
International Shipholding Corp. Sr. Note Series B,
  7.75% ............................................        2,605,000           10/15/2007          2,318,450
Pegasus Shipping Hellas Ltd. Pfd. Note Series A,
  11.875%[ ] @++ ...................................        3,500,000           11/15/2004          1,691,900
Westinghouse Air Brake Co. Sr. Note Series
  B2, 9.375% .......................................        4,750,000            6/15/2005          4,619,375
                                                                                                 ------------
                                                                                                    8,897,850
                                                                                                 ------------
UTILITY 5.1%
AES Drax Energy Ltd. Sr. Sec. Note, 11.50%+ ........          700,000            8/30/2010            770,000
AES Corp. Sr. Note, 9.375% .........................        3,620,000            9/15/2010          3,805,163
All Star Gas Corp. Sr. Sec. Note, 11.00%++@ ........        7,450,596            6/30/2003          3,725,298
Avista Corp. Sr. Note, 9.75%+ ......................        1,450,000            6/01/2008          1,440,154
Calpine Corp. Sr. Note, 7.75% ......................        4,645,000            4/15/2009          4,517,588
Calpine Corp. Sr. Note, 8.50% ......................        6,625,000            2/15/2011          6,746,436
                                                                                                 ------------
                                                                                                   21,004,639
                                                                                                 ------------
Total Bonds (Cost $475,910,217) ..........................................................        367,863,601
                                                                                                 ------------

-----------------------------------------------------------------------------------------------------------------
                                                                                 SHARES
-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 1.7%
FINANCIAL 0.5%
RB Asset Inc. Pfd. Series A*++@ .....................................              110,000          2,048,200
                                                                                                 ------------
FIXED COMMUNICATIONS 0.0%
ICG Holdings Inc. Exch. Pfd.>++......................................               12,425              1,243
                                                                                                 ------------
MANUFACTURING 0.4%
North Atlantic Trading Inc. Sr. Pfd.>@++ ............................              201,499          1,595,868
                                                                                                 ------------
RESTAURANTS 0.1%
Ameriking Inc. Sr. Exch. Pfd.>++ ....................................              328,564            492,846
                                                                                                 ------------
SERVICES 0.3%
Real Time Data Inc. Series B Pfd.*++@ ...............................               36,174          1,131,161
                                                                                                 ------------
UTILITY 0.4%
International Utility Structures Inc. Exch. Pfd.+> ..................                4,006          1,802,700
                                                                                                 ------------
Total Preferred Stocks (Cost $51,953,080) ...........................                               7,072,018
                                                                                                 ------------
-------------------------------------------------------------------------------------------------------------
                                                                                                     VALUE
                                                                                  SHARES            (NOTE 1)
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS & OTHER 1.1%
Cellnet Data Systems Inc. Wts.*+ ....................................                1,500       $        377
Central Rents Inc. Com.*+ ...........................................                5,250            115,500
E. Spire Communications Inc. Wts.*+ .................................                9,500             28,500
Empire Gas Corp. Wts.*+ .............................................                2,760                690
FreedomPay Inc. Com.*++@ ............................................            3,145,340            967,192
International Utility Structures Inc. Wts.* .........................                2,750              2,750
Ionica PLC Wts.*+ ...................................................                9,500                 95
Ladish Inc. Com.*++ .................................................               50,946            573,142
Loehmanns Holdings Inc. Com.@ .......................................              213,585          2,009,839
Phase Metrics Inc. Cl. A Com.*++@ ...................................              809,172            671,613
Powertel Inc. Wts.*+ ................................................                8,480            271,360
Primus Telecommunications Group Wts.*+ ..............................                6,500              2,275
Protection One Inc. Wts.*+ ..........................................               10,400              2,600
Sabreliner Corp. Wts.*+ .............................................                1,750             17,500
Startec Global Communications Corp. Wts.*+ ..........................                8,545              5,554
Town & Country Corp. Cl. A Com.*++ ..................................              195,632             12,227
Waxman Industries Inc. Wts.*+ .......................................              236,000              2,360
                                                                                                 ------------
Total Common Stocks & Other (Cost $20,162,743) ................................                     4,683,574
                                                                                                 ------------

-------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL             MATURITY
                                                           AMOUNT                DATE
-------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 4.8%
American Express Credit Corp., 4.95% ................    $  4,928,000            4/02/2001          4,928,000
American Express Credit Corp., 5.15% ................       8,066,000            4/03/2001          8,066,000
Ford Motor Credit Co., 5.22% ........................       6,578,000            4/04/2001          6,578,000
                                                                                                 ------------
Total Commercial Paper (Cost $19,572,000) ................................................         19,572,000
                                                                                                 ------------
Total Investments (Cost $567,598,040) - 97.7% ............................................        400,870,380
Cash and Other Assets, Less Liabilities - 2.3% ...........................................          9,328,990
                                                                                                 ------------
Net Assets - 100.0% ......................................................................       $410,199,370
                                                                                                 ============
Federal Income Tax Information (Note 1):
At March 31, 2001, the net unrealized depreciation of investments based on cost for federal income tax purposes of $568,423,809 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess
  of value over tax cost .................................................................      $   9,263,238
Aggregate gross unrealized depreciation for all investments in which there is an excess
  of tax cost over value .................................................................       (176,816,667)
                                                                                                -------------
                                                                                                $(167,553,429)
                                                                                                =============
-------------------------------------------------------------------------------------------------------------
*   Nonincome-producing securities.
>   Payments of income may be made in cash or in the form of additional securities.
[]  Security is in default.
@   Security valued under consistently applied procedures established by the Trustees.

++  Security restricted as to public resale. At March 31, 2001, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at March 31, 2001 were $162,373,800 and $34,463,331 (8.40% of net assets), respectively.

+   Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of
    Rule 144A securities owned at March 31, 2001 were $47,609,308 and $44,186,341 (10.77% of net assets), respectively.

STATE STREET RESEARCH HIGH INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

March 31, 2001

ASSETS
Investments, at value** (Cost $567,598,040)
  (Note 1) ..................................................... $  400,870,380
Collateral for securities on loan ..............................     45,847,215
Receivable for securities sold .................................     12,114,106
Interest and dividends receivable ..............................     11,601,098
Receivable for fund shares sold ................................        570,413
Other assets ...................................................         18,013
                                                                 --------------
                                                                    471,021,225
LIABILITIES
Payable for collateral received on securities loaned                 45,847,215
Payable for securities purchased ...............................     11,493,463
Dividends payable ..............................................      1,105,240
Payable to custodian ...........................................        653,747
Payable for fund shares redeemed ...............................        527,021
Accrued transfer agent and shareholder services (Note 2) .......        386,785
Accrued distribution and service fees (Note 4) .................        195,638
Accrued management fee (Note 2) ................................        193,811
Accrued administration fee (Note 2) ............................         12,195
Accrued trustees' fees (Note 2) ................................         39,306
Other accrued expenses .........................................        367,434
                                                                 --------------
                                                                     60,821,855
                                                                 --------------
NET ASSETS                                                       $  410,199,370
                                                                 ==============
Net Assets consist of:
  Undistributed net investment income .......................... $      922,643
  Unrealized depreciation of investments .......................   (166,727,660)
  Accumulated net realized loss ................................   (267,618,761)
  Paid-in capital ..............................................    843,623,148
                                                                 --------------
                                                                 $  410,199,370
                                                                 ==============
Net Asset Value and redemption price per share of
  Class A shares ($257,701,534 / 73,978,089 shares) ............          $3.48
                                                                          =====
Maximum Offering Price per share of Class A shares ($3.48 /.955)          $3.64
                                                                          =====
Net Asset Value and offering price per share of Class B(1)
  shares ($27,472,461 / 7,955,248 shares)* .....................          $3.45
                                                                          =====
Net Asset Value and offering price per share of Class B
  shares ($109,691,164 / 31,702,000 shares)* ...................          $3.46
                                                                          =====
Net Asset Value and offering price per share of Class C
  shares ($11,896,085 / 3,435,897 shares)* .....................          $3.46
                                                                          =====
Net Asset Value, offering price and redemption price per share
  of Class S shares ($3,438,126 / 993,080 shares) ..............          $3.46
                                                                          =====
-------------------------------------------------------------------------------
 * Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.
** Includes securities on loan valued at $44,720,485.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the year ended March 31, 2001

INVESTMENT INCOME
Interest, net of foreign taxes of $24,425 (Note 1) ............. $   62,937,839
Dividends ......................................................      4,704,540
                                                                 --------------
                                                                     67,642,379
EXPENSES
Management fee (Note 2) ........................................      3,506,743
Transfer agent and shareholder services (Note 2) ...............      1,814,485
Custodian fee ..................................................        258,085
Distribution and service fees - Class A (Note 4) ...............      1,074,183
Distribution and service fees - Class B(1) (Note 4) ............        321,198
Distribution and service fees - Class B (Note 4) ...............      1,609,595
Distribution and service fees - Class C (Note 4) ...............        178,746
Reports to shareholders ........................................        100,725
Audit fee ......................................................         86,235
Administration fee (Note 2) ....................................         69,347
Trustees' fees (Note 2) ........................................         31,975
Registration fees ..............................................         29,180
Legal fees .....................................................         28,615
Miscellaneous  .................................................         26,960
                                                                 --------------
                                                                      9,136,072
Fees paid indirectly (Note 2) ..................................        (84,970)
                                                                 --------------
                                                                      9,051,102
                                                                 --------------
Net investment income ..........................................     58,591,277
                                                                 --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
CurrencyONet realized loss on investments (Notes 1 and 3) ......   (212,739,848)
Net realized gain on foreign currency ..........................         18,930
                                                                 --------------
  Total net realized loss ......................................   (212,720,918)
                                                                 --------------
Change in unrealized depreciation of investments ...............     (6,449,031)
                                                                 --------------
Net loss on investments and foreign currency ...................   (219,169,949)
                                                                 --------------
Net decrease in net assets resulting from operations ........... $ (160,578,672)
                                                                 ==============

------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------

                                                                       YEARS ENDED MARCH 31
                                                            ------------------------------------------
                                                                   2000                    2001
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ....................................       $  91,874,929           $  58,591,277
Net realized loss on investments
  and foreign currency ...................................         (38,721,659)           (212,720,918)
Change in unrealized depreciation of investments .........         (69,370,508)             (6,449,031)
                                                                 -------------           -------------
Net decrease resulting from
  operations .............................................         (16,217,238)           (160,578,672)
                                                                 -------------           -------------
Dividends from net investment income:
  Class A ................................................         (56,225,697)            (37,794,242)
  Class B(1) .............................................          (2,555,427)             (3,056,221)
  Class B ................................................         (25,669,267)            (15,750,753)
  Class C ................................................          (3,137,992)             (1,747,725)
  Class S ................................................          (4,670,012)             (1,924,834)
                                                                 -------------           -------------
                                                                   (92,258,395)            (60,273,775)
                                                                 -------------           -------------
Distribution from capital gains:
  Class A ................................................             (57,728)                --
  Class B(1) .............................................              (3,737)                --
  Class B ................................................             (27,783)                --
  Class C ................................................              (3,350)                --
  Class S ................................................              (4,912)                --
                                                                 -------------           -------------
                                                                       (97,510)                --
                                                                 -------------           -------------
Net decrease from fund share transactions (Note 5) .......        (137,766,259)           (208,704,751)
                                                                 -------------           -------------
Total decrease in net assets .............................        (246,339,402)           (429,557,198)
NET ASSETS
Beginning of year ........................................       1,086,095,970             839,756,568
                                                                 -------------           -------------
End of year (including undistributed net investment income
  of $1,501,659 and $922,643, respectively) ..............      $  839,756,568           $ 410,199,370
                                                                ==============           =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1

State Street Research High Income Fund is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust on December 23, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists presently of two separate funds: State Street Research High Income Fund and State Street Research Strategic Growth & Income Fund.

The investment objective of the fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. In selecting investments for the fund, the investment manager seeks to identify those fixed income securities which it believes will not involve undue risk. Certain of the fund's investments, however, may be considered predominantly speculative.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 4.50%. From April 1, 2000 to April 30, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning May 1, 2000, Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B(1) shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B (1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect, wholly-owned subsidiary of MetLife Inc., ("MetLife") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any service or distribution fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("Nasdaq") system are valued at closing prices supplied through such system. If not quoted on the Nasdaq system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the fund's accounts. All commitments are marked-to- market at the applicable transaction rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated in U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income and preferred securities held by the fund pay interest or divi- dends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends are declared daily based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily caused by differing treatment of accrued interest on defaulted bonds.

F. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At March 31, 2001, the fund had a capital loss carryforward of $103,081,395 available, to the extent provided in regulations, to offset future capital gains, if any, of which $44,962,273 and $58,119,122 expire on March 31, 2008 and 2009.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve- month period ending October 31. In this connection, the fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1999 through March 31, 2000, the fund incurred net capital losses of $8,881,668 and has deferred and treated such losses as arising in the fiscal year ended March 31, 2001. From November 1, 2000 through March 31, 2001, the fund incurred net capital losses of approximately $163,712,000 and intends to defer and treat such losses as arising in the fiscal year ended March 31, 2002.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At March 31, 2001, the value of the securities loaned and the value of collateral were $44,720,485 and $45,847,215, respectively. All cash collateral was invested in State Street Navigator Securities Lending Prime Portfolio. During the year March 31, 2001, income from securities lending amounted to $129,841 and is included in interest income.

I. CHANGE IN ACCOUNTING PRINCIPLE
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the fund's net asset value, but will change the classifications of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the first $500 million of net assets, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 2001, the fees pursuant to such agreement amounted to $3,506,743.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect, wholly-owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the fund may be purchased. During the year ended March 31, 2001, the amount of such expenses was $673,685.

The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended March 31, 2001, the fund's transfer agent fees were reduced by $84,970 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $31,975 during the year ended March 31, 2001.

The fund has agreed to pay the Adviser for certain administration costs incurred in providing other assistance and services to the fund. The fee was based on a fixed annual amount that has been allocated equally among the State Street Research Funds. During the year ended March 31, 2001, the amount of such expenses was $69,347.

NOTE 3

For the year ended March 31, 2001, purchases and sales of securities, exclusive of short-term investments, aggregated $299,558,202 and $495,956,531, respectively.

NOTE 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, beginning May 1, 2000, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 2001, fees pursuant to such plans amounted to $1,074,183, $321,198, $1,609,595 and $178,746 for Class A, Class B (1), Class B and Class C shares, respectively.

The fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $96,201 and $337,554, respectively, on sales of Class A shares of the fund during the year ended March 31, 2001, and that MetLife Securities, Inc. earned commissions aggregating $301,876, $1,343 and $150 on sales of Class B(1), Class B and Class C shares, and that the distributor collected contingent deferred sales charges aggregating $70,088, $169,452 and $856 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                         YEARS ENDED MARCH 31
                              ------------------------------------------------------------------------
                                             2000                                  2001
                              -----------------------------------  -----------------------------------
CLASS A                            SHARES            AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ................       15,101,807      $  81,649,256        16,726,836       $  69,454,721
Issued upon reinvestment of:
  Dividends from net
investment income ..........        6,810,041         36,691,333         5,790,347          24,237,295
  Distribution from capital
gains ......................            9,153             48,145             --                 --
Shares redeemed ............      (37,383,845)      (201,178,010)      (47,766,182)       (200,861,737)
                                  -----------      -------------       -----------       -------------
Net decrease ...............      (15,462,844)     $ (82,789,276)      (25,248,999)      $(107,169,721)
                                  ===========      =============       ===========       =============

CLASS B(1)                         SHARES            AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ................        6,202,418      $  33,670,868         2,904,705       $  12,200,781
Issued upon reinvestment of:
  Dividends from net
investment income ..........          267,246          1,412,718           407,343           1,673,418
  Distribution from capital
gains ......................              553              2,890             --                 --
Shares redeemed ............       (1,544,929)        (8,172,377)       (2,549,620)        (10,716,854)
                                  -----------      -------------       -----------       -------------
Net increase ...............        4,925,288      $  26,914,099           762,428       $   3,157,345
                                  ===========      =============       ===========       =============

CLASS B                            SHARES            AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ................        2,383,374      $  12,804,208         1,294,151       $   5,724,967
Issued upon reinvestment of:
  Dividends from net
investment income ..........        2,649,415         14,210,138         2,019,084           8,416,153
  Distribution from capital
gains ......................            4,050             21,182             --                 --
Shares redeemed ............      (18,909,837)      (101,229,683)      (17,598,472)        (74,665,190)
                                  -----------      -------------       -----------       -------------
Net decrease ...............      (13,872,998)     $ (74,194,155)      (14,285,237)      $ (60,524,070)
                                  ===========      =============       ===========       =============

CLASS C                            SHARES            AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ................        3,200,506      $  17,277,504           591,465       $   2,580,460
Issued upon reinvestment of:
  Dividends from net
investment income ..........          309,193          1,661,769           191,717             793,016
  Distribution from capital
gains ......................              457              2,395             --                 --
Shares redeemed ............       (5,474,306)       (29,315,203)       (2,552,622)        (10,919,180)
                                  -----------      -------------       -----------       -------------
Net decrease ...............       (1,964,150)     $ (10,373,535)       (1,769,440)      $  (7,545,704)
                                  ===========      =============       ===========       =============

CLASS S                            SHARES            AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Shares sold ................          304,414      $   1,658,715           661,676       $   2,869,461
Issued upon reinvestment of:
  Dividends from net
investment income ..........          855,646          4,566,991           388,361           1,760,173
  Distribution from capital
gains ......................              933              4,870             --                 --
Shares redeemed ............         (653,530)        (3,553,968)       (9,184,990)        (41,252,235)
                                  -----------      -------------       -----------       -------------
Net increase (decrease) ....          507,463      $   2,676,608        (8,134,953)      $ (36,622,601)
                                  ===========      =============       ===========       =============

STATE STREET RESEARCH HIGH INCOME FUND

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year:
                                                                                CLASS A
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1997(a)             1998(a)            1999(a)           2000(a)           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          5.95                6.01               6.62              5.65              5.05
                                                ----                ----               ----              ----              ----
  Net investment income ($)                     0.59                0.58               0.58              0.52              0.43
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)         (0.01)               0.63              (0.80)            (0.60)            (1.57)
                                               -----               -----              -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)            0.58                1.21              (0.22)            (0.08)            (1.14)
                                               -----               -----              -----             -----             -----
  Dividends from net investment income
    ($)                                        (0.52)              (0.60)             (0.58)            (0.52)            (0.43)
  Distribution from capital gains ($)            --                  --               (0.09)              --                --
  Distribution in excess of capital
    gains                                        --                  --               (0.08)              --                --
                                               -----               -----              -----             -----             -----
TOTAL DISTRIBUTIONS ($)                        (0.52)              (0.60)             (0.75)            (0.52)            (0.43)
                                               -----               -----              -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                6.01                6.62               5.65              5.05              3.48
                                               =====               =====              =====             =====             =====
Total return(b) (%)                            10.30               20.98              (3.19)            (1.65)           (23.51)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      658,413             718,705            648,217           501,042           257,702
Expense ratio (%)                               1.10                1.10               1.06              1.12              1.30
Expense ratio after expense reductions (%)      1.10                1.10               1.05              1.11              1.29
Ratio of net investment income to
  average net assets (%)                        9.70                9.10               9.63              9.50             10.15
Portfolio turnover rate (%)                    81.75               70.53              53.46             50.49             52.96

                                                                                                    CLASS B(1)
                                                                               ------------------------------------------------
                                                                                               YEARS ENDED MARCH 31
                                                                               ------------------------------------------------
                                                                                    1999(a)(e)         2000(a)          2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                                 5.62              5.62              5.01
                                                                                       ----              ----              ----
  Net investment income ($)                                                            0.12              0.47              0.40

  Net realized and unrealized gain (loss) on investments, foreign currency
    and forward contracts ($)                                                          0.01             (0.60)            (1.55)
                                                                                       ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)                                                   0.13             (0.13)            (1.15)
                                                                                       ----              ----              ----
  Dividends from net investment income ($)                                            (0.13)            (0.48)            (0.41)
                                                                                       ----              ----              ----
TOTAL DISTRIBUTIONS ($)                                                               (0.13)            (0.48)            (0.41)
                                                                                       ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)                                                       5.62              5.01              3.45
                                                                                       ====              ====              ====
Total return(b) (%)                                                                    2.25(c)          (2.57)           (24.03)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                              12,732            36,038            24,472
Expense ratio (%)                                                                      1.74(d)           1.87              2.00
Expense ratio after expense reductions (%)                                             1.73(d)           1.86              1.99
Ratio of net investment income to average net assets (%)                               8.81(d)           8.76              9.62
Portfolio turnover rate (%)                                                           53.46             50.49             52.96
-------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.
(e) January 1, 1999 (commencement of share class) to March 31, 1999.

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS B
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1997(a)             1998(a)            1999(a)           2000(a)           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          5.93                5.98               6.58              5.62              5.02
                                               -----                ----              -----             -----             -----
  Net investment income ($)                     0.55                0.53               0.53              0.47              0.40

  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)         (0.02)               0.62              (0.79)            (0.59)            (1.55)
                                               -----                ----              -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)            0.53                1.15              (0.26)            (0.12)            (1.15)
                                               -----                ----              -----             -----             -----
  Dividends from net investment income ($)     (0.48)              (0.55)             (0.53)            (0.48)            (0.41)
  Distribution from capital gains ($)            --                  --               (0.09)              --                --
  Distribution in excess of capital gains ($)    --                  --               (0.08)              --                --
                                               -----                ----              -----             -----             -----
TOTAL DISTRIBUTIONS ($)                        (0.48)              (0.55)             (0.70)            (0.48)            (0.41)
                                               -----                ----              -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                5.98                6.58               5.62              5.02              3.46
                                               =====               =====              =====             =====             =====
Total return(b) (%)                             9.35               20.02              (3.77)            (2.38)           (23.98)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      259,077             345,797            336,420           230,786           109,691
Expense ratio (%)                               1.85                1.85               1.81              1.87              2.00
Expense ratio after expense reductions (%)      1.85                1.85               1.80              1.86              1.99
Ratio of net investment income to
  average net assets (%)                       9.01                8.36               8.90              8.76              9.41
Portfolio turnover rate (%)                    81.75               70.53              53.46             50.49             52.96

                                                                                CLASS C
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1997(a)             1998(a)            1999(a)           2000(a)           2001(a)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR ($)          5.93                5.99               6.59              5.63              5.02
                                               -----                ----              -----             -----             -----
  Net investment income ($)                     0.54                0.53               0.53              0.48              0.40
  Net realized and unrealized gain
    (loss) on investment, foreign
    currency and forward contracts ($)         (0.00)               0.62              (0.79)            (0.61)            (1.55)
                                               -----                ----              -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)            0.54                1.15              (0.26)            (0.13)            (1.15)
                                               -----                ----              -----             -----             -----
  Dividends from net investment income ($)     (0.48)              (0.55)             (0.53)            (0.48)            (0.41)
  Distribution from capital gains ($)            --                  --               (0.09)              --                --
  Distribution in excess of capital gains ($)    --                  --               (0.08)              --                --
                                               -----                ----              -----             -----             -----
TOTAL DISTRIBUTIONS ($)                        (0.48)              (0.55)             (0.70)            (0.48)            (0.41)
                                               -----                ----              -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                5.99                6.59               5.63              5.02              3.46
                                               =====               =====              =====             =====             =====
Total return(b) (%)                             9.52               19.99              (3.76)            (2.57)           (23.98)

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of year ($ thousands)       28,488              34,586             40,342            26,154            11,896
Expense ratio (%)                               1.85                1.85               1.81              1.87              2.00
Expense ratio after expense reductions (%)      1.85                1.85               1.80              1.86              1.99
Ratio of net investment income to
  average net assets (%)                        9.09                8.35               8.91              8.77              9.40
Portfolio turnover rate (%)                    81.75               70.53              53.46             50.49             52.96
-------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
-------------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS S
                                          -------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                          -------------------------------------------------------------------------------------
                                             1997(a)             1998(a)            1999(a)           2000(a)           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)          5.92                5.98               6.58              5.61              5.01
                                               -----                ----              -----             -----             -----
  Net investment income ($)                     0.61                0.59               0.58              0.53              0.41
  Net realized and unrealized gain
    (loss) on investments,foreign
    currency and forward contracts ($)         (0.01)               0.63              (0.79)            (0.60)            (1.51)
                                               -----                ----              -----             -----             -----
TOTAL FROM INVESTMENT OPERATIONS ($)            0.60                1.22              (0.21)            (0.07)            (1.10)
                                               -----                ----              -----             -----             -----
  Dividends from net investment income ($)     (0.54)              (0.62)             (0.59)            (0.53)            (0.45)
  Distribution from capital gains ($)            --                  --               (0.09)              --                --
  Distribution in excess of capital gain ($)     --                  --               (0.08)              --                --
                                               -----                ----              -----             -----             -----
TOTAL DISTRIBUTIONS ($)                        (0.54)              (0.62)             (0.76)            (0.53)            (0.45)
                                               -----                ----              -----             -----             -----
NET ASSET VALUE, END OF YEAR ($)                5.98                6.58               5.61              5.01              3.46
                                               =====               =====              =====             =====             =====
Total return(b) (%)                            10.63               21.22              (2.97)            (1.41)           (23.06)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)        6,255               7,860             48,384            45,737             3,438
Expense ratio (%)                               0.85                0.85               0.81              0.87              1.00
Expense ratio after expense reductions (%)      0.85                0.85               0.80              0.86              0.99
Ratio of net investment income to
average net assets (%)                         10.04                9.36              10.00              9.81             10.40
Portfolio turnover rate (%)                    81.75               70.53              53.46             50.49             52.96
-------------------------------------------------------------------------------------------------------------------------------

(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND
THE SHAREHOLDERS OF STATE STREET RESEARCH HIGH INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research High Income Fund (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 15, 2001

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
-------------------------------------------------------------------------------

High Income Fund Class A shares returned -23.51%, [without sales charge] for the 12 months ended March 31, 2001. That was significantly lower than the average high current yield fund, which returned -3.20%, according to the Lipper High Current Yield Funds Average. The fund also underperformed the CSFB Global High Yield Index, which returned 0.77%.

It was another challenging year for the high-yield markets. Volatility in the equity market spilled over to the high-yield market, and a slowing economy added further pressure on the sector. The fund was hurt by investments in lower-quality bonds with an emphasis on telecommunications. Although the fund manager continued to raise the quality of the fund by investing in higher-quality bonds from larger companies and selling problem credits of smaller, less liquid companies, it was not enough to rescue the fund's disappointing return. The fund also owned several problem credits that resulted in losses to the fund.

In addition to raising credit quality, the manager has cut the fund's equity holdings, increased the portfolio's industry diversification, and shifted our focus from small companies to large companies. These changes are expected to help reduce the volatility of the portfolio.

March 31, 2001

All returns represent past performance, which is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends. Performance reflects maximum 4.5% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charges, where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The CSFB Global High Yield Index is a commonly used measure of bond market performance. The index is unmanaged and does not take transaction charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                          CHANGE IN VALUE OF $10,000
                  BASED ON THE CSFB GLOBAL HIGH YIELD INDEX
                    COMPARED TO CHANGE IN VALUE OF $10,000
                          INVESTED IN HIGH INCOME FUND

CLASS A SHARES

AVERAGE ANNUAL TOTAL RETURN
1 YEAR    5 YEARS    10 YEARS
-26.96%   -1.48%       6.46%

          High Income Fund   CSFB Global High Yield Index
---------------------------------------------------------
"3/91"       $ 9,550                     $10,000
"3/92"        12,314                      13,122
"3/93"        14,616                      15,136
"3/94"        16,746                      16,644
"3/95"        17,047                      17,443
"3/96"        19,237                      19,978
"3/97"        21,219                      22,310
"3/98"        25,671                      25,508
"3/99"        24,851                      25,316
"3/00"        24,442                      25,393
"3/01"        18,695                      25,587


CLASS B(1) SHARES

AVERAGE ANNUAL TOTAL RETURN
1 YEAR    5 YEARS    10 YEARS
-27.47%   -1.59%       6.28%


          High Income Fund   CSFB Global High Yield Index
---------------------------------------------------------
"3/91"       $10,000                     $10,000
"3/92"        12,894                      13,122
"3/93"        15,305                      15,136
"3/94"        17,405                      16,644
"3/95"        17,561                      17,443
"3/96"        19,679                      19,978
"3/97"        21,518                      22,310
"3/98"        25,826                      25,508
"3/99"        24,852                      25,316
"3/00"        18,214                      25,393
"3/01"        18,695                      25,587


CLASS B SHARES

AVERAGE ANNUAL TOTAL RETURN
1 YEAR    5 YEARS    10 YEARS
-27.42%   -1.54%       6.31%


          High Income Fund   CSFB Global High Yield Index
---------------------------------------------------------
"3/91"       $10,000                     $10,000
"3/92"        12,894                      13,122
"3/93"        15,305                      15,136
"3/94"        17,405                      16,644
"3/95"        17,561                      17,443
"3/96"        19,679                      19,978
"3/97"        21,518                      22,310
"3/98"        25,826                      25,508
"3/99"        24,852                      25,316
"3/00"        24,259                      25,393
"3/01"        18,443                      25,587


CLASS C SHARES

AVERAGE ANNUAL TOTAL RETURN
1 YEAR    5 YEARS    10 YEARS
-24.67%   -1.30%       6.30%


          High Income Fund   CSFB Global High Yield Index
---------------------------------------------------------
"3/91"       $10,000                     $10,000
"3/92"        12,894                      13,122
"3/93"        15,305                      15,136
"3/94"        17,405                      16,644
"3/95"        17,555                      17,443
"3/96"        19,670                      19,978
"3/97"        21,542                      22,310
"3/98"        25,847                      25,508
"3/99"        24,874                      25,316
"3/00"        24,235                      25,393
"3/01"        18,423                      25,587


CLASS S SHARES

AVERAGE ANNUAL TOTAL RETURN
1 YEAR    5 YEARS    10 YEARS
-23.067%   -0.26%       7.15%


          High Income Fund   CSFB Global High Yield Index
---------------------------------------------------------
"3/91"       $10,000                     $10,000
"3/92"        12,894                      13,122
"3/93"        15,305                      15,136
"3/94"        17,548                      16,644
"3/95"        17,851                      17,443
"3/96"        20,206                      19,978
"3/97"        22,353                      22,310
"3/98"        27,096                      25,508
"3/99"        26,291                      25,316
"3/00"        25,919                      25,393
"3/01"        19,943                      25,587

------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH INCOME TRUST
------------------------------------------------------------------------------------------------------------------
FUND INFORMATION                           OFFICERS                               TRUSTEES

STATE STREET RESEARCH                      RICHARD S. DAVIS                       RICHARD S. DAVIS
HIGH INCOME FUND                           Chairman of the Board,                 Chairman of the Board,
One Financial Center                       President and Chief Executive          President and Chief Executive
Boston, MA 02111                           Officer                                Officer
                                                                                  State Street Research &
INVESTMENT ADVISER                         JOHN H. KALLIS                         Management Company
State Street Research &                    Vice President
Management Company                                                                BRUCE R. BOND
One Financial Center                       MARK A. MARINELLA                      Former Chairman of the Board,
Boston, MA 02111                           Vice President                         Chief Executive Officer
                                                                                  and President,
DISTRIBUTOR                                KIM M. PETERS                          PictureTel Corporation
State Street Research                      Vice President
Investment Services, Inc.                                                         STEVE A. GARBAN
One Financial Center                       JAMES M. WEISS                         Former Senior Vice President
Boston, MA 02111                           Vice President                         for Finance and Operations and
                                                                                  Treasurer, The Pennsylvania
SHAREHOLDER SERVICES                       DOUGLAS A. ROMICH                      State University
State Street Research                      Treasurer
Service Center                                                                    DEAN O. MORTON
P.O. Box 8408                              EDWARD T. GALLIVAN, JR.                Former Executive Vice President,
Boston, MA 02266-8408                      Assistant Treasurer                    Chief Operating Officer and
1-87-SSR-FUNDS (toll free)                                                        Director, Hewlett-Packard Company
                                           FRANCIS J. MCNAMARA, III
CUSTODIAN                                  Secretary and General Counsel          SUSAN M. PHILLIPS
State Street Bank and                                                             Dean, School of Business and
Trust Company                              DARMAN A. WING                         Public Management, George
225 Franklin Street                        Assistant Secretary and                Washington University; former
Boston, MA 02110                           Assistant General Counsel              Member of the Board of Governors
                                                                                  of the Federal Reserve System and
LEGAL COUNSEL                              SUSAN E. BREEN                         Chairman and Commissioner of
Goodwin Procter LLP                        Assistant Secretary                    the Commodity Futures Trading
Exchange Place                                                                    Commission
Boston, MA 02109                           AMY L. SIMMONS
                                           Assistant Secretary                    TOBY ROSENBLATT
INDEPENDENT ACCOUNTANTS                                                           President,
PricewaterhouseCoopers LLP                                                        Founders Investments Ltd.
160 Federal Street
Boston, MA 02110                                                                  MICHAEL S. SCOTT MORTON
                                                                                  Jay W. Forrester Professor of
                                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology


STATE STREET RESEARCH HIGH INCOME FUND
One Financial Center
Boston, MA 02111-2690

QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com

VISIT us on the Internet at:
     www.ssrfunds.com

CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or Hearing-impaired: 1-800-676-7876
     Chinese- and Spanish-speaking: 1-888-638-3193

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] STATE STREET RESEARCH

(C)2001 State Street Research Investment Services, Inc.,
   One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research High Income Fund prospectus.

When used after June 30, 2001, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey~included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp0502) SSR-LD                                   HI-1758-0501

--------------------------------------------------------------------------------
                             STATE STREET RESEARCH
--------------------------------------------------------------------------------
                         STRATEGIC GROWTH & INCOME FUND
                         ------------------------------

                         ANNUAL REPORT
                         March 31, 2001

                         ------------------------------
                                  WHAT'S INSIDE
                         ------------------------------

                         FROM THE CHAIRMAN
                         America's Economy
                         Continues to Cool

                         PORTFOLIO MANAGER'S REVIEW
                         Striking a Balance Between a Weak
                         Stock Market and Strong Bond Market

                         FUND INFORMATION
                         Facts and Figures

                         PLUS, COMPLETE PORTFOLIO HOLDINGS
                         AND FINANCIAL STATEMENTS

                                                       -------------------

                                                          [DALBAR LOGO]

                                                       -------------------

                                                           For Excellence
                                                                 in
                                                        Shareholder Service

[logo] STATE STREET RESEARCH

FROM THE CHAIRMAN

[Photo of Richard S. "Dick" Davis]

DEAR SHAREHOLDER:

America's red-hot economy cooled in the second and third quarters of 2000, then slowed abruptly in the fourth quarter. After raising short-term interest rates in an effort to slow the U.S. economy to a more acceptable pace, the Federal Reserve Board reversed course when it became apparent that the slowdown could result in recession. The Fed reduced a key short- term interest rate three times in the first quarter of 2001 and put the nation on notice that it might act again to keep the economy in positive territory.

STOCKS
The U.S. stock market disappointed most investors with negative returns. For the 12-month period, all major market indexes were down. The S&P 500 returned -21.67%.(1) The Nasdaq was down -19.70%.

BONDS
Bonds were a bright spot in most investor portfolios as they outperformed the broad stock market indices for the year. Government, mortgage, and municipal bonds benefited from slower economic growth and declining intermediate and long-term interest rates in the first half of the period. Corporate bonds lagged, but picked up as investors sought the relative stability of the bond market. The high-yield market was weak throughout 2000, picked up early in 2001, then gave back most of its gains as concern about the economy deepened.

INTERNATIONAL
Higher inflation and projected slower economic growth kept a damper on stock markets in Europe and Asia. Although the Japanese government reduced interest rates to zero in an effort to jumpstart the economy, it has failed to make progress toward a recovery, and the Japanese stock market sank further into negative territory. Around the world, most foreign markets were awash in red ink.

OUTLOOK AND OPPORTUNITIES
When the news about the economy and the stock market is grim, it's important to keep a steady hand on your portfolio. Now is a good time to ask your investment professional to put the market events of the past year in perspective and to review your asset allocation in light of your long- term goals. Remember, the best way to achieve your goals is to invest regularly and to stick with your plan. There are no quick fixes for the challenges we face today, but these are sound principles followed by successful investors in any market.

     Sincerely,

 /s/ Richard S. "Dick" Davis

     Richard S. "Dick" Davis
     Chairman
     March 31, 2001

(1) The S&P 500 (officially the "Standard and Poor's 500 Composite Stock Price Index") is an unmanaged index of 500 U.S. stocks. The index does not take transaction charges into consideration. It is not possible to invest directly in the index. The Lipper Flexible Portfolio Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows how well the fund has done compared with competing funds.

(2) -0.35% for Class B(1) shares; -0.41% for Class B shares; -0.35% for Class C shares; 0.56% for Class S shares.

(3) Keep in mind that past performance is no guarantee of future results. The fund's share price, yield and return will fluctuate, and you may have a gain or loss when you sell your shares. All returns assume reinvestment of capital gains distributions and income dividends at net asset value. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B (1) was introduced on January 1, 1999. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs.

(4) Performance reflects up to maximum 5.75% Class A share front-end sales charge, or 5% Class B(1) or Class B share or 1% Class C share contingent deferred sales charge, where applicable.


PLEASE NOTE THAT THE DISCUSSION THROUGHOUT THIS SHAREHOLDER REPORT IS DATED AS INDICATED AND, BECAUSE OF POSSIBLE CHANGES IN VIEWPOINT, DATA AND TRANSACTIONS, SHOULD NOT BE RELIED UPON AS BEING CURRENT THEREAFTER.

-------------------------------------------------------------------------------
FUND INFORMATION (all data are for periods ended March 31, 2001)
-------------------------------------------------------------------------------
TOTAL VALUE OF $10,000 INVESTED ON MARCH 31, 1991(3)
(Class A shares, at maximum applicable sales charge)

      3/91             $ 9,425
      3/92              10,678
      3/93              12,444
      3/94              13,807
      3/95              14,017
      3/96              17,178
      3/97              19,323
      3/98              25,046
      3/99              24,882
      3/00              29,081
      3/01              29,166

AVERAGE ANNUAL TOTAL RETURN
(at maximum applicable sales charge)(3)(4)
------------------------------------------------------------------
                          10 YEARS        5 YEARS          1 YEAR
------------------------------------------------------------------
Class A                     11.30%           9.86%          -5.48%
------------------------------------------------------------------
Class B(1)                  11.32%          10.12%          -4.67%
------------------------------------------------------------------
Class B                     11.31%          10.10%          -4.73%
------------------------------------------------------------------
Class C                     11.31%          10.35%          -1.21%
------------------------------------------------------------------
Class S                     12.18%          11.45%           0.56%
------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(does not reflect sales charge)(3)

------------------------------------------------------------------
                          10 YEARS        5 YEARS          1 YEAR
------------------------------------------------------------------
Class A                     11.96%          11.17%           0.29%
------------------------------------------------------------------
Class B(1)                  11.32%          10.38%          -0.35%
------------------------------------------------------------------
Class B                     11.31%          10.36%          -0.41%
------------------------------------------------------------------
Class C                     11.31%          10.35%          -0.35%
------------------------------------------------------------------
Class S                     12.18%          11.45%           0.56%
------------------------------------------------------------------

PORTFOLIO MANAGER'S REVIEW

Strategic Growth & Income Fund: Striking a Balance between a Weak Stock Market and Strong Bond Market

[Photo of Jack Kallis]

   Jack Kallis
Portfolio Manager

We spoke with Jack Kallis, portfolio manager of State Street Research Strategic Growth & Income Fund, about the fund's performance for the year ended March 31, 2001 and his views on the period ahead.

Q: HOW DID THE FUND PERFORM LAST YEAR?
A: In a challenging year for the financial markets, State Street Research Strategic Growth & Income Fund Class A shares returned 0.29% for the 12 months ended March 31, 2001 [does not reflect sales charge].(2) That was considerably better than the Lipper Flexible Portfolio Funds Average, which returned -10.08%.(1)

Q: WHAT FACTORS ACCOUNTED FOR THE FUND'S STRONG PERFORMANCE RELATIVE TO ITS PEER GROUP?
A: The fund has steadily outperformed its peer group throughout the year, primarily because of its asset allocation, its emphasis on value stocks and a well-timed move into high-yield securities at the end of 2000.

Q: TELL US ABOUT YOUR ASSET ALLOCATION STRATEGY DURING THE YEAR.
A: Early in the period, we underweighted stocks and overweighted bonds in the portfolio. That was a significant plus for the portfolio, because bonds outperformed stocks thoughout the 12 months. And, we underweighted growth stocks in preference for value stocks, another good call as value outperformed growth. In the first half of the year, our investments in the energy sector helped performance. Subsequently, we reduced our energy exposure to take advantage of significant price gains. Technology holdings, some of which we added near the end of the year, were a drag on performance. We have started to add to technology because we believe that value stocks may have peaked and because we believe that growth stocks could rebound ahead of an upturn in the economy. Historically, that has been the pattern, and while there is no guarantee that it will repeat itself, we believe our position is sound.

Q: HOW DID THE FUND'S BOND INVESTMENTS PERFORM?
A: They offset losses on the equity side of the portfolio and resulted in positive performance for all share classes for the year. In the first half of the year, the fund benefited from its investments in high- grade U.S. Treasuries and Agency debt. Investments in emerging market debt also helped performance early on. High-yield bonds were a drag on performance early in the year, but we added to our weighting as the market reached near-historical lows late in 2000 and we benefited from the sector's rebound in the first quarter of 2001. Although it gave back much of its early gains, we continue to believe that the sector has potential to appreciate as investors look beyond the current economic slowdown to a recovery later in the year.

Q: WHAT MATURITY RANGE HAVE YOU FOCUSED ON FOR THE FUND'S BOND INVESTMENTS?
A: The majority of our holdings are in intermediate maturities, which we believe have the most to gain if the Federal Reserve Board continues to lower short-term interest rates.

Q: WHAT IS YOUR OUTLOOK FOR THE PERIOD AHEAD?
A: We expect the economy to remain soft for most of the year. In fact, we would not be surprised to see a recession --two consecutive quarters of negative growth in gross domestic product (GDP), a common measure of growth in goods and services produced. History shows that markets are forward-looking and they have tended to rebound ahead of an economic recovery. That's why our strategy is to add to some of the segments that we believe could benefit from recovery--for example, growth stocks and high-yield bonds.

March 31, 2001

--------------------------------------------------------------------------------
ASSET ALLOCATION                             TOP 5 EQUITY INDUSTRIES
(by percentage of net assets)                (by percentage of net assets)

Equities            55%                      DRUGS & BIOTECHNOLOGY         5.4%
Bonds               40%                      INSURANCE                     3.3%
Net Cash             5%                      MISCELLANEOUS FINANCIAL       2.4%
                                             BANKS & SAVINGS & LOANS       2.4%
                                             OIL & GAS PRODUCERS           2.4%

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
March 31, 2001

                                                                                           VALUE
                                                                     SHARES               (NOTE 1)
------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 55.2%
AUTOMOBILES & TRANSPORTATION 1.9%
AIR TRANSPORT 0.6%
AMR Corp.* ....................................................          82,700         $    2,904,424
Skywest Inc. ..................................................          26,800                623,100
                                                                                        --------------
                                                                                             3,527,524
                                                                                        --------------
AUTOMOTIVE PARTS 0.5%
Delphi Automotive Systems Corp. ...............................         242,600              3,437,642
                                                                                        --------------
TIRES & RUBBER 0.4%
Goodyear Tire & Rubber Co.  ...................................         108,700              2,592,495
                                                                                        --------------
TRUCKERS 0.4%
CNF Transportation Inc. .......................................          91,400              2,640,546
                                                                                        --------------
Total Automobiles & Transportation ............................                             12,198,207
                                                                                        --------------
CONSUMER DISCRETIONARY 10.5%
ADVERTISING AGENCIES 0.8%
Valassis Communications Inc.* .................................         175,750              5,096,750
                                                                                        --------------
CASINOS/GAMBLING, HOTEL/MOTEL 1.8%
Harrah's Entertainment Inc.* ..................................         123,825              3,644,170
Hilton Hotels Corp. ...........................................         334,900              3,499,705
International Game Technology Inc.* ...........................          93,092              4,687,182
                                                                                        --------------
                                                                                            11,831,057
                                                                                        --------------
COMMERCIAL SERVICES 1.7%
Cendant Corp.* ................................................         310,500              4,530,195
Corporate Executive Board Co.* ................................          25,000                754,687
Hotel Reservations Network Inc. Cl. A* ........................          45,900              1,181,925
Protection One Inc. Wts.*(+) ..................................             800                    200
Republic Services Inc.* .......................................         238,500              4,471,875
                                                                                        --------------
                                                                                            10,938,882
                                                                                        --------------
COMMUNICATIONS, MEDIA & ENTERTAINMENT 1.9%
Cox Radio, Inc. Cl. A* ........................................          68,200              1,432,882
Hispanic Broadcasting Corp.* ..................................          62,900              1,201,390
Metro-Goldwyn-Mayer Inc.* .....................................         208,800              3,578,832
USA Networks Inc.* ............................................         195,400              4,677,387
Viacom Inc. Cl. B* ............................................          37,900              1,666,463
                                                                                        --------------
                                                                                            12,556,954
                                                                                        --------------
CONSUMER PRODUCTS 0.4%
Avon Products Inc. ............................................          42,950              1,717,571
Oakley Inc.* ..................................................          42,700                758,779
                                                                                        --------------
                                                                                             2,476,350
                                                                                        --------------
CONSUMER SERVICES 0.0%
Central Rents Inc.*(+) ........................................             250                  5,500
                                                                                        --------------
HOUSEHOLD FURNISHINGS 0.3%
Black & Decker Corp.  .........................................          60,200              2,212,350
                                                                                        --------------
PRINTING & PUBLISHING 0.6%
Hollinger International, Inc. Cl. A ...........................         249,500              3,570,345
Sullivan Holdings Inc.*+# .....................................             149                 74,088
                                                                                        --------------
                                                                                             3,644,433
                                                                                        --------------
RESTAURANTS 0.7%
AFC Enterprises Inc.* .........................................          13,800                265,650
Darden Restaurants Inc. .......................................         128,100              3,042,375
McDonald's Corp. ..............................................          53,200              1,412,460
                                                                                        --------------
                                                                                             4,720,485
                                                                                        --------------
RETAIL 2.3%
Ann Taylor Stores Corp.* ......................................          49,900              1,324,845
Bed Bath & Beyond Inc.* .......................................          39,500                970,219
Federated Department Stores Inc.* .............................          58,182              2,417,462
Gymboree Corp.* ...............................................          67,800                678,000
Home Depot Inc. ...............................................          53,350              2,299,385
Loehmann's Holdings Inc.*# ....................................          10,045                 94,523
Staples Inc.* .................................................         184,100              2,738,488
Target Corp. ..................................................          61,750              2,227,940
TJX Companies, Inc. ...........................................          57,100              1,827,200
Williams-Sonoma Inc.* .........................................          25,400                666,750
                                                                                        --------------
                                                                                            15,244,812
                                                                                        --------------
Total Consumer Discretionary ..................................                             68,727,573
                                                                                        --------------
CONSUMER STAPLES 2.6%
BEVERAGES 1.1%
Anheuser-Busch Companies, Inc. ................................          80,750              3,708,847
Interbrew* ....................................................          45,406              1,157,967
PepsiCo Inc. ..................................................          50,400              2,215,080
                                                                                        --------------
                                                                                             7,081,894
                                                                                        --------------
DRUG & GROCERY STORE CHAINS 1.0%
CVS Corp. .....................................................          69,500              4,065,055
Pathmark Stores Inc.* .........................................           2,667                 45,872
Safeway Inc.* .................................................          41,350              2,280,453
                                                                                        --------------
                                                                                             6,391,380
                                                                                        --------------
FOODS 0.0%
Aurora Foods Inc.* ............................................           6,199                 42,773
                                                                                        --------------
HOUSEHOLD PRODUCTS 0.5%
Clorox Co. ....................................................         109,600              3,446,920
                                                                                        --------------
Total Consumer Staples ........................................                             16,962,967
                                                                                        --------------
FINANCIAL SERVICES 9.0%
BANKS & SAVINGS & LOAN 2.4%
Boston Private Financial Holdings Inc. ........................          55,400                983,350
Fifth Third Bancorp ...........................................          32,450              1,734,047
Golden West Financial Corp. ...................................          48,400              3,141,160
Investors Financial Services Co.  .............................          12,500                732,812
Mellon Financial Corp. ........................................          38,450              1,557,994
Mercantile Bankshares Corp. ...................................          55,100              2,038,700
New York Community Bancorp Inc. ...............................          54,600              1,583,400
North Fork Bancorp Inc. .......................................         146,800              3,809,460
                                                                                        --------------
                                                                                            15,580,923
                                                                                        --------------
INSURANCE 3.3%
ACE Ltd. ......................................................         260,200              9,564,952
Chubb Corp. ...................................................          47,450              3,437,278
Everest Reinsurance Group, Ltd. ...............................          10,700                711,764
Partnerre Ltd.* ...............................................          20,600              1,014,962
Saint Paul Companies, Inc. ....................................          68,300              3,008,615
XL Capital Ltd. Cl. A .........................................          52,301              3,978,537
                                                                                            21,716,108
                                                                                        --------------
MISCELLANEOUS FINANCIAL 2.4%
Ambac Financial Group, Inc. ...................................          84,950              5,388,379
Citigroup, Inc. ...............................................          92,750              4,171,895
MBNA Corp. ....................................................          52,470              1,736,757
MGIC Investment Corp.  ........................................          61,600              4,214,672
RB Asset Inc. Series A Pfd.*(+)# ..............................          20,000                372,400
                                                                                        --------------
                                                                                            15,884,103
                                                                                        --------------
SECURITIES BROKERAGE & SERVICES 0.9%
Lehman Brothers Holdings Inc. .................................          40,600              2,545,620
Stilwell Financial Inc.  ......................................         124,800              3,347,136
                                                                                        --------------
                                                                                             5,892,756
                                                                                        --------------
Total Financial Services ......................................                             59,073,890
                                                                                        --------------
HEALTHCARE 7.0%
DRUGS & BIOTECHNOLOGY 5.4%
Abbott Laboratories Inc. ......................................          82,920              3,912,995
Amgen Inc.* ...................................................          31,800              1,913,962
Biogen Inc.* ..................................................          69,100              4,374,894
Cytyc Corp.* ..................................................          30,500                503,250
GlaxoSmithKline PLC* ..........................................          78,300              2,045,637
ICN Pharmaceuticals Inc. ......................................         151,900              3,862,817
Inhale Therapeutic Systems, Inc.* .............................          32,600                696,825
Invitrogen Corp.* .............................................          16,600                910,510
Johnson & Johnson .............................................          32,000              2,799,040
Mylan Laboratories Inc. .......................................         156,900              4,055,865
Pfizer Inc.  ..................................................         115,700              4,737,915
Pharmacia Corp.  ..............................................          89,770              4,521,715
Priority Healthcare Corp. Cl. B* ..............................          34,100              1,287,275
                                                                                        --------------
                                                                                            35,622,700
                                                                                        --------------
HEALTHCARE FACILITIES 0.5%
Dynacare Inc.* ................................................          75,800                379,000
Laboratory Corp. America Holdings* ............................          13,500              1,623,375
Triad Hospitals Inc.* .........................................          38,700              1,093,275
                                                                                        --------------
                                                                                             3,095,650
                                                                                        --------------
HEALTHCARE SERVICES 1.0%
AdvancePCS* ...................................................          32,900              1,785,339
Caremark RX Inc.* .............................................         121,900              1,589,576
Community Health Systems Inc.* ................................          61,500              1,752,750
Province Healthcare Co.* ......................................          33,500              1,019,656
Syncor International Corp.* ...................................          14,300                461,175
                                                                                        --------------
                                                                                             6,608,496
                                                                                        --------------
HOSPITAL SUPPLY 0.1%
American Medical Systems Holdings* ............................          88,000                726,000
                                                                                        --------------
Total Healthcare ..............................................                             46,052,846
                                                                                        --------------
INTEGRATED OILS 1.5%
INTEGRATED DOMESTIC 1.0%
Conoco Inc. Cl. B .............................................          67,750              1,913,938
Petroleo Brasileiro SA ........................................          36,600                871,080
Unocal Corp.  .................................................         105,000              3,629,850
                                                                                        --------------
                                                                                             6,414,868
                                                                                        --------------
INTEGRATED INTERNATIONAL 0.5%
Exxon Mobil Corp. .............................................          43,320              3,508,920
                                                                                        --------------
Total Integrated Oils .........................................                              9,923,788
                                                                                        --------------
MATERIALS & PROCESSING 2.8%
BUILDING & CONSTRUCTION 0.0%
Waxman Industries Inc. Wts.*(+) ...............................          29,500                    295
                                                                                        --------------
CHEMICALS 0.4%
Rohm & Haas Co. ...............................................          98,200              3,025,542
                                                                                        --------------
DIVERSIFIED MANUFACTURING 0.9%
American Standard Companies Inc.* .............................          39,100              2,309,637
Ball Corp. ....................................................          75,300              3,454,011
                                                                                        --------------
                                                                                             5,763,648
                                                                                        --------------
FERTILIZERS 0.2%
Agrium Inc. ...................................................         115,300              1,452,780
                                                                                        --------------
PAPER & FOREST PRODUCTS 0.4%
Westvaco Corp. ................................................         104,000              2,519,920
                                                                                        --------------
STEEL 0.9%
Harsco Corp. ..................................................         136,100              3,335,811
Nucor Corp. ...................................................          60,900              2,440,263
                                                                                        --------------
                                                                                             5,776,074
                                                                                        --------------
Total Materials & Processing ..................................                             18,538,259
                                                                                        --------------
OTHER 2.2%
MULTI-SECTOR 2.2%
Covanta Energy Corp.* .........................................         259,600              4,361,280
General Electric Co. ..........................................          82,700              3,461,822
SPX Corp.* ....................................................          44,800              4,066,048
Tyco International Ltd. .......................................          63,300              2,736,459
                                                                                        --------------
Total Other ...................................................                             14,625,609
                                                                                        --------------
OTHER ENERGY 3.3%
GAS PIPELINES 0.4%
El Paso Corp. .................................................          41,500              2,709,950
                                                                                        --------------
OIL & GAS PRODUCERS 2.4%
Anadarko Petroleum Corp. ......................................         118,345              7,429,699
Burlington Resources Inc. .....................................          41,250              1,845,938
Cabot Oil & Gas Corp. Cl. A ...................................          39,700              1,071,900
HS Resources, Inc.* ...........................................          27,100              1,219,500
Ocean Energy Inc. .............................................         242,500              4,013,375
                                                                                        --------------
                                                                                            15,580,412
                                                                                        --------------
OIL WELL EQUIPMENT & SERVICES 0.5%
Baker Hughes Inc. .............................................          57,700              2,095,087
Schlumberger Ltd. .............................................          25,700              1,480,577
                                                                                        --------------
                                                                                             3,575,664
                                                                                        --------------
Total Other Energy ............................................                             21,866,026
                                                                                        --------------
PRODUCER DURABLES 2.0%
AEROSPACE 0.3%
Boeing Co. ....................................................          36,400              2,027,844
Ladish Inc.*(+) ...............................................          15,095                169,819
                                                                                        --------------
                                                                                             2,197,663
                                                                                        --------------
INDUSTRIAL PRODUCTS 0.4%
Parker Hannifin Corp. .........................................          61,600              2,446,752
                                                                                        --------------
MISCELLANEOUS EQUIPMENT 0.4%
Danaher Corp. .................................................          44,550              2,430,648
                                                                                        --------------
PRODUCTION TECHNOLOGY EQUIPMENT 0.8%
Brooks Automation Inc.* .......................................          16,900                671,775
Credence Systems Corp.* .......................................          33,600                688,800
KLA-Tencor Corp.* .............................................          49,900              1,964,813
Lam Research Corp.* ...........................................          45,400              1,078,250
Phase Metrics Inc.* (+)# ......................................          50,574                 41,976
Varian Semiconductor Equipment Inc.* ..........................          32,800              1,047,550
                                                                                        --------------
                                                                                             5,493,164
                                                                                        --------------
TELECOMMUNICATIONS EQUIPMENT 0.1%
MCK Communications Inc.* ......................................         132,800                286,350
                                                                                        --------------
Total Producer Durables .......................................                             12,854,577
                                                                                        --------------
TECHNOLOGY 5.4%
COMMUNICATIONS TECHNOLOGY 1.4%
Cisco Systems Inc.* ...........................................          77,760              1,229,580
Comverse Technology Inc.* .....................................          39,400              2,320,266
General Motors Corp. Cl. H* ...................................          52,650              1,026,675
NCR Corp.* ....................................................          85,100              3,321,453
Nortel Networks Holding Co. ...................................          21,500                303,189
Spectrian Corp.* ..............................................          60,200                741,213
                                                                                        --------------
                                                                                             8,942,376
                                                                                        --------------
COMPUTER SOFTWARE 0.8%
Aspen Technology Inc.* ........................................          36,000                859,500
Microsoft Corp.* ..............................................          45,200              2,471,875
Netegrity Inc.* ...............................................          26,000                640,250
SynQuest, Inc.* ...............................................          56,900                288,056
Vastera, Inc.* ................................................          10,700                 82,925
Zoran Corp.* ..................................................          79,200              1,212,750
                                                                                        --------------
                                                                                             5,555,356
                                                                                        --------------
COMPUTER TECHNOLOGY 0.4%
EMC Corp.* ....................................................          48,580              1,428,252
Sun Microsystems Inc.* ........................................          55,360                850,883
                                                                                        --------------
                                                                                             2,279,135
                                                                                        --------------
ELECTRONICS 1.6%
Aeroflex Inc.* ................................................          48,900                504,281
Apogent Technologies Inc.* ....................................         184,900              3,742,376
Applera Corp. - Applied Biosystems Group ......................          41,250              1,144,688
Nokia Corp. ADR ...............................................         115,700              2,776,800
Raytheon Co. Cl. B ............................................          78,000              2,291,640
                                                                                        --------------
                                                                                            10,459,785
                                                                                        --------------
ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS 1.2%
Agere Systems Inc.* ...........................................         360,500              2,227,890
Celestica Inc. ................................................          55,800              1,492,776
Cirrus Logic, Inc.* ...........................................          36,100                539,244
Cypress Semiconductor Corp.* ..................................         119,635              2,121,129
Elantec Semiconductor Inc.* ...................................          37,800              1,004,062
Microchip Technology Inc.* ....................................          27,900                706,219
                                                                                        --------------
                                                                                             8,091,320
                                                                                        --------------
Total Technology ..............................................                             35,327,972
                                                                                        --------------
UTILITIES 1.3%
ELECTRICAL 1.0%
Energy East Corp. .............................................         142,700              2,475,845
OGE Energy Corp. ..............................................          92,600              2,128,874
Pinnacle West Capital Corp. ...................................          40,000              1,834,800
                                                                                        --------------
                                                                                             6,439,519
                                                                                        --------------
TELECOMMUNICATIONS 0.3%
AirGate PCS, Inc.* ............................................          19,403                730,038
Nextel Communications Inc. Cl. A* .............................           3,098                 44,533
Orange SA* ....................................................         175,600              1,498,411
Powertel Inc. Wts.*(+) ........................................             960                 30,720
Startec Global Communications Corp. Wts.*(+) ..................             500                    325
                                                                                        --------------
                                                                                             2,304,027
                                                                                        --------------
Total Utilities ...............................................                              8,743,546
                                                                                        --------------
NON-U.S. EQUITIES 5.7%
BP Amoco PLC ..................................................         165,600              1,369,022
Advantest Corp. ...............................................          15,000              1,489,006
Citizen Watch Co. .............................................         105,000                771,271
CNOOC Ltd.* ...................................................         811,500                717,861
Coles Myer Ltd. ...............................................         380,100              1,173,130
Fuji Heavy Industries Ltd. ....................................         142,000                943,499
Heineken NV ...................................................          28,900              1,507,604
Hutchison Whampoa .............................................          82,000                859,418
IHC Caland NV .................................................          47,100              2,361,731
Johnson Matthey ...............................................           8,800                119,261
Kaneka Corp. ..................................................         189,000              1,495,196
Maruzen Co.* ..................................................         299,000              1,264,890
Nokia AB Oy ...................................................          62,800              1,486,109
Nomura Securities Co. .........................................          82,000              1,469,885
Petrochina Co. Ltd. ...........................................       6,093,600              1,085,904
Reed International ............................................         219,000              2,029,412
Renault SA ....................................................          41,100              2,071,720
Saipem SPA ....................................................         387,500              2,321,419
Smedvig ASA ...................................................         160,000              1,399,136
Sony Corp. ....................................................           5,900                418,340
Technip .......................................................          23,600              3,296,835
Tesco .........................................................         381,598              1,359,229
Tokyo Electronics Ltd. ........................................          23,000              1,517,208
Unilever PLC ..................................................         226,500              1,631,238
Vestas Wind Systems ...........................................           2,700                116,499
Vodafone Group PLC ............................................         318,900                900,044
Volkswagen AG .................................................          33,450              1,528,091
Wolters Kluwer ................................................          39,400                987,469
                                                                                        --------------
Total Non-U.S. Equities .......................................                             37,690,427
                                                                                        --------------
Total Equity Securities (Cost $330,061,729) ...................                            362,585,687
                                                                                        --------------

-----------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL             MATURITY
                                                          AMOUNT                 DATE
-----------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 40.3%
U.S. TREASURY 4.3%
U.S. Treasury Bond, 10.625% ........................       $5,625,000            8/15/2015              8,525,362
U.S. Treasury Bond, 8.125% .........................        3,250,000            8/15/2021              4,237,188
U.S. Treasury Bond, 6.75% ..........................        1,350,000            8/15/2026              1,551,447
U.S. Treasury Bond, 6.25% ..........................        1,525,000            5/15/2030              1,675,350
U.S. Treasury Bond TIPS, 3.875% ....................        1,091,318            4/15/2029              1,164,643
U.S. Treasury Note, 6.125% .........................        2,225,000            8/31/2002              2,282,361
U.S. Treasury Note, 5.875% .........................        5,500,000           11/15/2004              5,747,500
U.S. Treasury Note, 6.75% ..........................          700,000            5/15/2005                756,546
U.S. Treasury Note, 6.50% ..........................        2,550,000            2/15/2010              2,816,959
                                                                                                   --------------
                                                                                                       28,757,356
                                                                                                   --------------
U.S. AGENCY MORTGAGE 11.5%
Federal Home Loan Mortgage Corp., 7.50% ............           10,747            4/01/2002                 10,834
Federal Home Loan Mortgage Corp., 5.25% ............        2,300,000            2/15/2004              2,325,162
Federal Home Loan Mortgage Corp., 8.50% ............              114            7/01/2009                    119
Federal Home Loan Mortgage Corp., 6.50% ............        1,256,256            7/01/2029              1,253,504
Federal National Mortgage Association, 9.50% .......          207,267           10/01/2003                210,165
Federal National Mortgage Association, 6.00% .......        9,025,000           12/15/2005              9,315,515
Federal National Mortgage Association, 6.625% ......        1,150,000           10/15/2007              1,223,496
Federal National Mortgage Association, 8.00% .......          101,320            4/01/2008                105,579
Federal National Mortgage Association, 8.00% .......          131,006            6/01/2008                135,531
Federal National Mortgage Association, 8.50% .......          116,915            2/01/2009                125,127
Federal National Mortgage Association, 6.50% .......          656,179           12/01/2014                663,968
Federal National Mortgage Association, 6.50% .......        2,936,813           12/01/2014              2,971,673
Federal National Mortgage Association, 6.50% .......          511,945           12/01/2015                518,022
Federal National Mortgage Association, 6.50% .......          176,665           12/01/2015                178,762
Federal National Mortgage Association, 7.50% .......               85           10/01/2025                     87
Federal National Mortgage Association, 6.50% .......          529,800            9/01/2028                528,640
Federal National Mortgage Association, 6.50% .......        4,160,600           11/01/2028              4,151,488
Federal National Mortgage Association, 6.50% .......        1,997,197           12/01/2028              1,992,823
Federal National Mortgage Association, 6.50% .......          965,427            3/01/2029                963,313
Federal National Mortgage Association, 7.50% .......        2,267,512            7/01/2029              2,320,663
Federal National Mortgage Association, 7.00% .......        1,342,488           12/01/2029              1,359,269
Federal National Mortgage Association, 7.00% .......          841,345           12/01/2029                851,861
Federal National Mortgage Association, 7.00% .......        4,317,809           12/01/2029              4,370,666
Federal National Mortgage Association, 7.00% .......        2,821,111            2/01/2030              2,858,124
Federal National Mortgage Association, 7.00% .......        3,051,395            5/01/2030              3,089,538
Federal National Mortgage Association, 7.25% .......        2,825,000            5/15/2030              3,180,780
Federal National Mortgage Association TBA, 7.00% ...        5,575,000           12/31/2030              5,698,709
Federal National Mortgage Association TBA, 7.50% ...        7,575,000           12/31/2030              7,740,741
Federal National Mortgage Association TBA, 6.00% ...        1,800,000           12/01/2030              1,793,250
Federal National Mortgage Association TBA, 6.00% ...        2,450,000           12/31/2030              2,445,419
Government National Mortgage Association, 6.50% ....          285,218            2/15/2009                291,812
Government National Mortgage Association, 6.50% ....          117,686            6/15/2009                120,463
Government National Mortgage Association, 6.50% ....          635,173            7/15/2009                649,859
Government National Mortgage Association, 7.50% ....           51,168           11/15/2010                 53,134
Government National Mortgage Association, 7.50% ....          386,796           12/15/2010                401,661
Government National Mortgage Association, 7.00% ....          677,379            1/15/2025                690,500
Government National Mortgage Association, 7.00% ....        2,942,176            5/15/2028              2,989,074
Government National Mortgage Association, 6.50% ....        2,952,864           11/15/2028              2,954,695
Government National Mortgage Association, 7.00% ....        2,961,994           11/15/2028              3,009,208
Government National Mortgage Association, 7.00% ....          113,235           11/15/2028                115,040
Student Loan Marketing Association, 5.25% ..........        1,800,000            3/15/2006              1,799,442
                                                                                                   --------------
                                                                                                       75,457,716
                                                                                                   --------------
FOREIGN 0.5%
Province of Quebec, 7.50% ..........................          750,000            9/15/2029                821,513
Province of Quebec, 5.75% ..........................        1,375,000            2/15/2009              1,356,341
United Mexican States, 10.375% .....................          525,000            2/17/2009                574,875
United Mexican States, 9.875% ......................          325,000            2/01/2010                348,563
                                                                                                   --------------
                                                                                                        3,101,292
                                                                                                   --------------
FINANCE/MORTGAGE 4.8%
Arcadia Automobile Trust 97-C A5, 6.55% ............          675,000            6/15/2005                686,765
Bombardier Capital Inc. Note, 7.30%+ ...............        1,750,000           12/15/2002              1,800,942
Chase Credit Card Master Trust, 6.00% ..............        1,325,000            8/15/2005              1,351,500
Citibank Credit Card Master Trust I, 5.50% .........        1,350,000            2/15/2006              1,363,500
Citibank Credit Card Master Trust I, 6.65% .........          950,000           11/15/2006                992,750
Citigroup Inc., 7.25% ..............................        1,000,000           10/01/2010              1,053,730
DLJ Commercial Mortgage Corp., 7.50% ...............          425,000            9/10/2010                443,947
DLJ Commercial Mortgage Corp. 98-C2, 6.24% .........        2,400,000           11/12/2031              2,404,368
DLJ Commercial Mortgage Corp. 98-C2 Cl. A1-A, 5.88%         1,248,191           11/12/2031              1,252,672
First Union Lehman Brothers Bank Series 1998-C2 Cl.
  A1, 6.28% ........................................        1,449,199            6/18/2007              1,475,013
Ford Credit Auto Owner Trust, Series 2000 Cl. A 3,
  6.58% ............................................        1,300,000           11/15/2004              1,347,931
Ford Credit Auto Owner Trust, Series 2001 B, Cl. A
  5, 5.36% .........................................        2,550,000            6/15/2005              2,548,725
GE Global Insurance Holding Corp. Note, 7.00% ......        2,400,000            2/15/2026              2,418,936
Household Finance Corp. Sr. Note, 6.125% ...........          900,000            7/15/2012                907,128
JP Morgan Chase, 6.75% .............................           75,000            2/01/2011                 76,538
LB Commercial Conduit Mortgage Trust 97-LL1-A1,
  6.79% ............................................        1,258,925            6/12/2004              1,293,152
LB Commercial Conduit Mortgage Trust 98C4-A1, 6.21%           450,000           10/15/2008                454,219
MBNA Master Credit Card Trust, 6.90% ...............        3,500,000            1/15/2008              3,665,130
MBNA Master Credit Card Trust Series 99-J-A, 7.00% .          825,000            2/15/2012                877,330
Morgan Project Commercial Mortgage Finance Corp.,
  7.24% ............................................        1,450,000            9/15/2029              1,525,110
Morgan Stanley Capital I Inc., 6.21% ...............        1,350,000            9/15/2008              1,350,675
Morgan Stanley Capital Inc. 98-A1, 6.19% ...........          218,958            1/15/2007                228,460
Nationslink Funding Corp., 7.105% ..................          975,000           11/20/2008                956,719
PSE&G Transition Funding LLC, 6.45% ................          925,000            3/15/2013                944,656
                                                                                                   --------------
                                                                                                       31,419,896
                                                                                                   --------------
FOREIGN GOVERNMENT 5.9%
                                                      Canadian Dollar
Government of Canada, 7.00% ........................        5,050,000           12/01/2006              3,480,052
                                                                 Euro
Government of Spain, 7.35% .........................        9,600,000            3/31/2007              9,583,523
Government of Spain, 5.40% .........................        2,394,000            7/30/2011              2,132,959
                                                        Greek Drachma
Republic of Greece, 8.60% ..........................        8,980,190            3/26/2008              9,532,431
                                                   New Zealand Dollar
Government of New Zealand, 7.00% ...................        7,600,000            7/15/2009              3,279,237
Republic of Brazil, 8.00% ..........................     $  4,371,506            4/15/2014              3,404,966
Republic of Bulgaria, 6.31% ........................          775,000            7/30/2001                585,211
Republic of Panama, 7.875% .........................        3,525,000            2/13/2002              3,571,882
Republic of Peru, 4.50% ............................        1,250,000            3/07/2003                843,750
Republic of Philippines, 7.50% .....................        3,150,000           12/01/2009              2,787,750
                                                                                                   --------------
                                                                                                       39,201,761
                                                                                                   --------------
CORPORATE 13.3%
Abbey Healthcare Group Inc., 9.50% .................          375,000           11/01/2002                375,937
Advanced Radio Telecom Corp. Sr. Note, 14.00%(+) ...          200,000            2/15/2007                 60,000
Advanstar Communications Inc. Sr. Sub. Note, 12.00%+          225,000            2/15/2011                229,500
AES Corp. Note, 9.375% .............................          905,000            9/15/2010                951,291
AirGate PCS Inc. Sr. Sub. Note, 0.00% to 9/30/2004,
  13.50% from 10/1/2004 to maturity ................        1,050,000           10/01/2009                624,750
Alamosa Delaware Inc. Sr. Note, 12.50%+ ............          425,000            2/01/2011                418,625
Alaska Steel Corp. Sr. Note, 9.125% ................          750,000           12/15/2006                740,625
Albertsons Inc. Sr. Deb., 7.45% ....................          700,000            8/01/2029                654,934
All Star Gas Corp., Sr. Note, 11.00%(+)#                      286,802            6/30/2003                143,401
Allbritton Communications Co. Sr. Sub. Deb., 9.75% .          500,000           11/30/2007                505,000
Allied Waste North America Inc. Sr. Note, 7.875% ...        1,500,000            1/01/2009              1,455,000
American Cellular Corp. Sr. Sub. Note, 9.50%+ ......          300,000           10/15/2009                291,000
American Pacific Corp. Sr. Note, 9.25% .............          150,000            3/01/2005                147,750
American Tower Corp. Sr. Note, 9.375%+ .............        1,025,000            2/01/2009                978,875
Ametek Inc. Sr. Note, 7.20% ........................          575,000            7/15/2008                564,891
Anchor Gaming Co. Sr. Note, 9.875% .................          575,000           10/15/2008                607,344
Archibald Candy Corp. Sr. Sec. Note, 10.25% ........          475,000            7/01/2004                258,875
Aurora Foods Inc. Sr. Sub. Note Series E, 8.75% ....          350,000            7/01/2008                273,000
Avista Corp. Sr. Note, 9.75%(+) ....................          250,000            6/01/2008                248,303
Ball Corp. Sr. Sub. Note, 8.25% ....................          975,000            8/01/2008                982,312
BE Aerospace Inc. Sr. Sub. Note, 9.50% .............          800,000           11/01/2008                822,000
Beckman Industries Inc. Sr. Note, 7.45%                       400,000            3/04/2008                394,076
Bio-Rad Laboratories Inc. Sr. Sub. Note, 11.625% ...          415,000            2/15/2007                444,050
British Sky Broadcasting Group Note, 6.875% ........        2,600,000            2/23/2009              2,420,626
BTI Telecom Corp. Sr. Note, 10.50%(+) ..............          250,000            9/15/2007                 37,500
Buckeye Cellulose Corp. Sr. Sub. Note, 9.25% .......          275,000            9/15/2008                275,688
Buckeye Technologies Inc. Sr. Sub. Note, 8.00% .....          135,000           10/15/2010                125,550
Call-Net Enterprises Inc. Sr. Note, 9.375%(+)# .....        1,000,000            5/15/2009                350,000
Calpine Corp. Note, 8.50% ..........................        1,800,000            2/15/2011              1,832,994
Celestica International Inc. Series B Note, 10.50% .          150,000           12/31/2006                154,500
Charter Communications Holdings LLC Sr. Note, 8.625%        1,125,000            4/01/2009              1,082,812
Charter Communications Holdings LLC Sr. Note, 10.75%          225,000           10/01/2009                239,625
Chesapeake Energy Corp. Sr. Note, 8.125%+ ..........        1,225,000            4/01/2011              1,204,579
Clear Channel Communications Co. Sr. Note, 7.25% ...        1,850,000            9/15/2003              1,913,159
CMS Energy Corp. Note, 7.50% .......................          675,000            1/15/2009                638,010
Coca-Cola Enterprises Inc. Deb., 6.95% .............          775,000           11/15/2026                774,636
Comcast Cable Communications, Note, 6.375% .........          925,000            1/30/2006                934,574
Concentra Operating Corp., Sr. Sub. Note, 13.00% ...          350,000            8/15/2009                362,250
Crown Castle International Corp., Sr. Note, 10.75% .        1,450,000            8/01/2011              1,486,250
CSC Holdings Inc., Sr. Note, 7.625%+ ...............          175,000            4/01/2011                171,437
Detroit Edison Co. Cl. A 2, 5.51% ..................        1,700,000            3/01/2007              1,710,965
Dominion Resources Inc. Note, 7.625% ...............          600,000            7/15/2005                635,784
Drypers Corp. Series B Sr. Note, 10.25%[](+) .......          750,000            6/15/2007                  2,813
Duke Energy Co., Sr. Note, 7.375% ..................        1,100,000            3/01/2010              1,174,239
Dynegy Holdings Inc. Sr. Note, 8.125% ..............          250,000            3/15/2005                265,088
Echostar DBS Corp. Sr. Note, 9.375% ................        1,250,000            2/01/2009              1,243,750
Econophone Inc. Sr. Note, 13.50%(+) ................          250,000            7/15/2007                 26,250
Extended Stay America Inc. Sr. Sub. Note, 9.15% ....          585,000            3/15/2008                561,600
Fairchild Semiconductor Corp. Sr. Sub. Note, 10.50%+          175,000            2/01/2009                166,688
First Wave Marine Inc. Sr. Note, 11.00%[](+) .......          250,000            2/01/2008                 20,625
Fisher Scientific International Inc. Sr. Sub. Note,
  9.00% ............................................          325,000            2/01/2008                324,188
Flextronics International Ltd. Note, 9.875% ........          325,000            7/01/2010                315,250
French Fragrances Inc. Sr. Note, 11.75%+ ...........          400,000            2/01/2011                420,000
Fresenius Medical Care Capital Trust Note, 9.00% ...        1,025,000           12/01/2006              1,025,000
Gentek Inc. Sr. Sub. Note, 11.00% ..................          675,000            8/01/2009                675,000
Global Crossing Holdings Ltd. Sr. Note, 9.50% ......        1,500,000           11/15/2009              1,402,500
Globix Corp., Sr. Note, 12.50% .....................          150,000            2/01/2010                 45,000
GNI Group Inc. Sr. Note, 10.875%[](+) ..............          650,000            7/15/2005                 58,500
Great Central Mines Ltd. Sr. Note, 8.875% ..........        1,000,000            4/01/2008                785,000
GTE Corp., Deb., 6.94% .............................        1,100,000            4/15/2028              1,058,277
Gulfmark Offshore Inc. Sr. Note, 8.75% .............          300,000            6/01/2008                294,000
Harrah's Operating Co. Inc. Sr. Sub. Note, 7.875% ..          750,000           12/15/2005                751,875
HCA Healthcare Co., Note, 8.75%+ ...................          250,000            9/01/2010                267,500
Healthsouth Corp., Sr. Note, 8.50%+ ................          175,000            2/01/2008                174,563
Healthsouth Corp., Sr. Note, 7.00% .................          525,000            6/15/2008                486,937
Hollinger International Publishing Inc. Sr. Sub.
  Note, 9.25% ......................................          300,000            3/15/2007                307,500
Hollinger International Inc. Sr. Sub. Note, 9.25% ..          540,000            2/01/2006                553,500
Hollywood Casino Shreveport, Note, 13.00% ..........          125,000            8/01/2006                134,375
Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125% .          575,000            7/01/2009                586,500
Iaisi Healthcare Corp., Sr. Sub. Note, 13.00% ......          300,000           10/15/2009                321,000
Insight Midwest LP, Sr. Note, 9.75% ................          775,000           10/01/2009                802,125
Insight Midwest LP, Sr. Note, 10.50%+ ..............          690,000           11/01/2010                734,850
International Game Technology, Sr. Note, 8.375% ....          550,000            5/15/2009                562,375
International Paper Co., Note, 8.00% ...............        2,200,000            7/08/2003              2,302,828
International Shipholding Corp., Sr. Note, 9.00% ...          113,000            7/01/2003                114,130
International Shipholding Corp., Sr. Note Series B,
  7.75% ............................................          300,000           10/15/2007                267,000
Intertek Finance PLC, Series B, Sr. Sub. Note,
  10.25% ...........................................          300,000           11/01/2006                226,500
Iron Mountain Inc., Sr. Sub. Note, 8.625% ..........          500,000            4/01/2013                502,500
J. Crew Group Inc., Sr. Deb., 0.00% to 10/14/2002,
  13.125% from 10/15/2002 to maturity ..............          450,000           10/15/2008                267,750
J. Crew Operating Corp. Sr. Sub. Note, 10.375% .....          425,000           10/15/2007                386,750
K-III Communications Corp. Sr. Note, 8.50% .........        1,500,000            2/01/2006              1,515,000
Lear Corp., Sr. Note, 7.96% ........................          975,000            5/15/2005                986,661
Level 3 Communications Inc., Sr. Note, 11.00% ......          205,000            3/15/2008                159,900
Lyondell Chemical Co., Sr. Note, 9.625% ............          150,000            5/01/2007                154,125
Mandalay Resort Group, Sr. Sub. Note, Series B,
  10.25% ...........................................          850,000            8/01/2007                875,500
Manor Care Inc., Sr. Note, 8.00%+ ..................          475,000            3/01/2008                482,476
McLeod USA Inc., Sr. Note, 11.375% .................          475,000            1/01/2009                467,875
MGM Grand Inc., Sr. Sub. Note, 9.75% ...............          625,000            6/01/2007                664,062
MGM Mirage Inc., Sr. Note, 8.50% ...................          750,000            9/15/2010                789,030
Mohegan Tribal Gaming Authority, Sr. Note, 8.125% ..          350,000            1/01/2006                355,250
NE Restaurant Inc., Sr. Note, 10.75% ...............          450,000            7/15/2008                276,750
Newpark Resources Inc., Sr. Sub. Note Series B,
  8.625% ...........................................        1,400,000           12/15/2007              1,372,000
News America Inc., Sr. Deb., 7.125% ................          500,000            4/08/2028                438,910
Nextel Communications, Sr. Note, 9.375% ............          675,000           11/15/2009                571,219
NEXTLINK Communications Inc., Sr. Note, 10.50% .....          450,000           12/01/2009                263,250
Nisource Finance Corp., Note, 7.50%+ ...............          425,000           11/15/2003                443,292
North Atlantic Trading Inc., Sr. Note, 11.00% ......          600,000            6/15/2004                462,000
Ocean Energy Inc., Series B, Sr. Note, 7.625% ......          750,000            7/01/2005                784,620
Omnicare Inc., Sr. Sub. Note, 8.125%+ ..............          375,000            3/15/2011                378,750
Packaging Corp. America, Sr. Sub. Note, Series B,
  9.625% ...........................................        1,000,000            4/01/2009              1,065,000
Park Place Entertainment Corp., Sr. Sub. Note, 9.375%         650,000            2/15/2007                672,750
Peco Energy Transition Trust, Series 2000 Cl. A 4,
  7.65% ............................................        1,075,000            3/01/2010              1,175,104
Peco Energy Transport Trust, Series 99, Cl. A 7,
  6.13% ............................................        1,150,000            3/01/2009              1,160,557
Pepsi Bottling Holdings Inc., Note, 5.625%+ ........        1,950,000            2/17/2009              1,901,815
Plains Resources Inc., Sr. Sub. Note, 10.25% .......          150,000            3/15/2006                151,875
Playtex Family Products Corp., Sr. Sub. Note, 9.00%         1,000,000           12/15/2003                997,500
PMD Group Inc., Note, 11.00%+ ......................          175,000            2/28/2011                175,000
Pogo Producing Co., Sr. Sub. Note, 8.75% ...........          150,000            5/15/2007                151,500
Pool Energy Services Co., Sr. Sub. Note, 8.625% ....          400,000            4/01/2008                417,500
Price Communications Wireless Inc., Sr. Sec. Note,
  Series B, 9.125% .................................          625,000           12/15/2006                643,750
Prime Succession Inc., Sr. Sub. Note, 10.75%[](+) ..          150,000            8/15/2004                 22,500
Quest Diagnostics Inc., Sr. Sub. Note, 10.75% ......          875,000           12/15/2006                925,312
Qwest Capital Funding Inc., Note, 7.90%+ ...........        1,050,000            8/15/2010              1,112,307
R. H. Donnelley Inc., Sr. Sub. Note, 9.125% ........          650,000            6/01/2008                630,500
RBF Finance Co., Sr. Sec. Note, 11.375% ............          300,000            3/15/2009                363,375
Rose Hills Co., Sr. Sub. Note, 9.50% ...............          500,000           11/15/2004                250,000
Safety Kleen Services Inc., Sr. Sub. Note, 9.25%[](+)         575,000            6/01/2008                  5,750
Safeway Inc., Note, 7.00% ..........................        1,775,000            9/15/2002              1,819,268
Scotts Co., Sr. Sub. Note, 8.625% ..................          750,000            1/15/2009                757,500
Seagull Energy Corp., Sr. Sub. Note, 8.625% ........          350,000            8/01/2005                359,635
Startec Global Communications Co. Sr. Note,
  12.00% (+)# ......................................          650,000            5/15/2008                195,000
Stater Brothers Holdings Inc., Sr. Note, 10.75% ....          300,000            8/15/2006                280,500
Stericycle Inc., Sr. Sub. Note Series B, 12.375% ...          160,000           11/15/2009                168,000
Stone Container Corp., Sr. Note, 9.75%+ ............          275,000            2/01/2011                279,813
Tekni Plex Inc., Sr. Sub. Note, 12.75% .............          750,000            6/15/2010                686,250
Telecorp PCS Inc., Sr. Sub. Note, 0.00% to 4/14/2004,
  11.625% from 4/15/2004 to maturity ...............          475,000            4/15/2009                309,938
Tembec Industries Inc., Sr. Note, 8.50%+ ...........          700,000            2/01/2011                717,500
Tenet Healthcare Corp., Sr. Note, 8.00% ............          495,000            1/15/2005                507,375
Tenet Healthcare Corp., Sr. Note, 9.25% ............          150,000            9/01/2010                165,750
Time Warner Telecom Inc., Sr. Note, 10.125%+ .......          400,000            2/01/2011                398,000
Time Warner Telecom LLC, Sr. Note, 9.75% ...........          300,000            7/15/2008                294,000
Transwestern Publishing Co. LP, Sr. Sub. Note,
  Series D, 9.625% .................................          675,000           11/15/2007                675,000
Triad Hospitals, Sr. Sub. Note, 11.00% .............          300,000            5/15/2009                329,250
Tritel PCS Inc., Note, 10.375%+ ....................          325,000            1/15/2011                312,000
Triton PCS Inc., Sr. Sub. Note, 0.00% to 4/30/2003,
  11.00% from 5/1/2003 to maturity .................          300,000            5/01/2008                232,500
Triton PCS Inc., Sr. Sub. Note, 9.375%+ ............          550,000            2/01/2011                528,000
Tyco International Group SA Note, 6.875% ...........        1,050,000            9/05/2002              1,070,139
U.S. West Capital Funding Inc., 6.375% .............        1,100,000            7/15/2008              1,068,100
Union Pacific Corp., Deb., 6.625% ..................          725,000            2/01/2029                662,034
United Technologies Corp. Note, 7.125% .............          900,000           11/15/2010                965,106
USA Waste Services Inc. Sr. Note, 6.50% ............          775,000           12/15/2002                777,240
USA Waste Services Inc. Sr. Note, 7.00% ............          200,000           10/01/2004                202,488
Waste Management Inc. Note, 7.70% ..................          650,000           10/01/2002                663,162
Westinghouse Air Brake Co. Sr. Note, Series B2,
  9.375% ...........................................          350,000            6/15/2005                340,375
Williams Communications Corp. Sr. Note, 10.70% .....          375,000           10/01/2007                286,875
Williams Communications Group, Sr. Note, 11.70% ....          750,000            8/01/2008                588,750
Winstar Communications Inc. Sr. Note, 12.50% .......          375,000            4/15/2008                123,750
World Access Inc., Sr. Note, 13.25%(+)# ............          500,000            1/15/2008                142,500
                                                                                                   --------------
                                                                                                       87,305,367
                                                                                                   --------------
Total Fixed Income Securities (Cost $264,237,274) ........................................            265,243,388
                                                                                                   --------------
CASH EQUIVALENTS 6.9%
American Express Credit Corp., 5.15% ...............       22,173,000            4/03/2001             22,173,000
Citicorp, 5.40% ....................................        1,844,000            4/02/2001              1,844,000
Household Finance Corp., 4.97% .....................       12,515,000            4/03/2001             12,515,000
Merrill Lynch & Co., 4.90% .........................        8,751,000            4/16/2001              8,733,133
                                                                                                   --------------
Total Cash Equivalents (Cost $45,265,133) ................................................             45,265,133
                                                                                                   --------------
Total Investments (Cost $639,564,136) - 102.4% ...........................................            673,094,208
Cash and Other Assets, Less Liabilities - (2.4%) .........................................            (16,072,423)
                                                                                                   --------------
Net Assets - 100.0% ......................................................................         $  657,021,785
                                                                                                   ==============

Federal Income Tax Information (Note 1):
  At March 31, 2001, the net unrealized appreciation of investments based on cost for federal income tax purposes of $640,874,936 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of
  value over tax cost ....................................................................         $   62,544,698
Aggregate gross unrealized depreciation for all investments in which there is an excess of
  tax cost over value ....................................................................            (30,325,426)
                                                                                                   --------------
                                                                                                   $   32,219,272
                                                                                                   ==============

-----------------------------------------------------------------------------------------------------------------
    ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.
  * Nonincome-producing securities.
 [] Security is in default.
  # Security valued under consistently applied procedures established by the Trustees.
(+) Security restricted as to public resale. The total cost and market value of restricted securities owned at
    March 31, 2001 were $6,461,361 and $1,934,377 (0.29% of net assets), respectively.
  + Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 2001 were $13,732,940 and $13,661,600 (2.08% of net assets), respectively.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement. Although the unit price has been established, the principal value has not been finalized.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at March 31, 2001, are as follows:

                                                                         CONTRACT         UNREALIZED       DELIVERY
TRANSACTION                                           TOTAL VALUE          PRICE         APPRECIATION        DATE
---------------------------------------------------------------------------------------------------------------------
Sell Canadian dollars, Buy U.S. dollars              2,500,000 CAD     0.65860 CAD          $ 59,246         05/09/01
Sell Canadian dollars, Buy U.S. dollars              2,500,000 CAD     0.65658 CAD            54,198         05/09/01
Sell New Zealand dollars, Buy U.S. dollars           2,270,000 NZD     0.42400 NZD            57,317         05/21/01
Sell New Zealand dollars, Buy U.S. dollars           4,489,000 NZD     0.42500 NZD           117,835         05/21/01
Sell New Zealand dollars, Buy U.S. dollars             920,000 NZD     0.42400 NZD            23,230         05/21/01
Sell Japanese yen, Buy U.S. dollars                855,301,085 JPY     0.00839 JPY           201,593         12/28/01
                                                                                            --------
                                                                                            $513,419
                                                                                            ========

Futures contracts open at March 31, 2001, are as follows:

                                                                                                    UNREALIZED
                                                                              EXPIRATION           APPRECIATION
TYPE                                                  NOTIONAL COST             MONTH             (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                     $1,900,000            June 2001              $25,285
2-year U.S. Treasury Notes                              $7,000,000            June 2001               28,442
5-year U.S. Treasury Notes                              $2,600,000            June 2001               15,318
10-year U.S. Treasury Notes                             $  400,000            June 2001               (7,122)
                                                                                                     -------
                                                                                                     $61,923
                                                                                                     =======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------
March 31, 2001

ASSETS
Investments, at value** Cost $639,564,136) (Note 1) .......    $673,094,208
Collateral for securities on loan .........................      76,676,823
Foreign currency, at value (Cost $78,162) .................          77,046
Cash ......................................................             566
Receivable for securities sold ............................      15,666,340
Interest and dividends receivable .........................       4,424,881
Receivable for open forward contracts .....................         513,419
Receivable for fund shares sold ...........................         244,813
Receivable for variation margin ...........................          10,375
Other assets ..............................................          17,929
                                                               ------------
                                                                770,726,400
LIABILITIES
Payable for collateral received on securities loaned ......      76,676,823
Payable for securities purchased ..........................      34,863,744
Accrued transfer agent and shareholder services
  (Note 2) ................................................         476,314
Payable for fund shares redeemed ..........................         443,650
Accrued management fee (Note 2) ...........................         418,715
Accrued distribution and service fees (Note 4) ............         271,783
Dividends payable .........................................          99,653
Accrued trustees' fees (Note 2) ...........................         103,875
Accrued administration fee (Note 2) .......................          16,925
Other accrued expenses ....................................         333,133
                                                               ------------
                                                                113,704,615
                                                               ------------
NET ASSETS                                                     $657,021,785
                                                               ============
Net Assets consist of:
  Undistributed net investment income .....................    $  1,691,781
  Unrealized appreciation of investments ..................      33,530,072
  Unrealized appreciation of futures contracts ............          61,923
  Unrealized appreciation of forward
    contracts and foreign currency ........................         519,509
  Accumulated net realized gain ...........................      14,750,633
  Paid-in capital .........................................     606,467,867
                                                               ------------
                                                               $657,021,785
                                                               ============
Net Asset Value and redemption price per share of
  Class A shares ($272,813,296 / 27,005,973 shares)                  $10.10
                                                                     ======
Maximum Offering Price per share of Class A shares
  ($10.10 / .9425) ........................................          $10.72
                                                                     ======
Net Asset Value and offering price per share of
  Class B(1) shares ($56,542,637 / 5,626,013 shares)* .....          $10.05
                                                                     ======
Net Asset Value and offering price per share of
  Class B shares ($288,061,294 / 28,605,403 shares)* ......          $10.07
                                                                     ======
Net Asset Value and offering price per share of
  Class C shares ($12,687,325 / 1,256,468 shares)* ........          $10.10
                                                                     ======
Net Asset Value, offering price and redemption price
  per share of Class S shares
  ($26,917,233 / 2,664,211 shares)* .......................          $10.10
                                                                     ======
---------------------------------------------------------------------------
 *Redemption price per share for Class B(1), Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge. **Includes securities on loan valued at $73,498,398.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
----------------------------------------------------------------------------
For the year ended March 31, 2001

INVESTMENT INCOME
Interest, net of foreign taxes of $839 (Note 1) .................. $ 23,942,102
Dividends, net of foreign taxes of $78,763 .......................    3,858,051
                                                                   ------------
                                                                     27,800,153
EXPENSES
Management fee (Note 2) ..........................................    5,044,669
Transfer agent and shareholder services (Note 2) .................    2,229,004
Custodian fee ....................................................      506,240
Reports to shareholders ..........................................       91,520
Distribution and service fees - Class A (Note 4) .................      780,800
Distribution and service fees - Class B(1) (Note 4) ..............      462,714
Distribution and service fees - Class B (Note 4) .................    3,112,957
Distribution and service fees - Class C (Note 4) .................      145,995
Administration fee (Note 2) ......................................       74,077
Registration fees ................................................       68,040
Legal fees .......................................................       34,575
Audit fee ........................................................       34,240
Trustees' fees (Note 2) ..........................................       32,960
Miscellaneous ....................................................       34,559
                                                                   ------------
                                                                     12,652,350
Fees paid indirectly (Note 2) ....................................     (108,044)
                                                                   ------------
                                                                     12,544,306
                                                                   ------------
Net investment income ............................................   15,255,847
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY, FORWARD CONTRACTS
  AND FUTURES CONTRACTS
Net realized gain on investments (Notes 1 and 3) .................   21,320,168
Net realized loss on futures contracts (Note 1) ..................     (448,830)
Net realized gain on forward contracts and
  foreign currency (Note 1) ......................................    1,635,667
                                                                   ------------
  Total net realized gain ........................................   22,507,005
                                                                   ------------
Change in unrealized depreciation of investments .................  (38,498,951)
Change in unrealized appreciation of futures
  contracts ......................................................      313,445
Change in unrealized appreciation of forward contracts
  and foreign currency ...........................................       11,916
                                                                   ------------
  Total change in unrealized depreciation ........................  (38,173,590)
                                                                   ------------
Net loss on investments, foreign currency and
  forward contracts ..............................................  (15,666,585)
                                                                   ------------
Net decrease in net assets resulting from operations               $   (410,738)
                                                                   ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------

                                                                       YEARS ENDED MARCH 31
                                                             -----------------------------------------
                                                                   2000                    2001
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .....................................     $  12,997,838             $ 15,255,847
Net realized gain on investments,
  foreign currency, forward contracts and futures contracts        82,760,639               22,507,005
Change in unrealized appreciation (depreciation) of
  investments, foreign currency, forward contracts and
  futures contracts .......................................        12,249,100              (38,173,590)
                                                                 ------------             ------------
Net increase (decrease) resulting from operations .........       108,007,577                 (410,738)
                                                                 ------------             ------------
Dividends from net investment income:
  Class A .................................................        (6,002,303)              (5,852,508)
  Class B(1) ..............................................          (346,435)                (649,903)
  Class B .................................................        (4,035,270)              (3,883,503)
  Class C .................................................          (210,626)                (176,161)
  Class S .................................................          (443,039)                (618,902)
                                                                 ------------             ------------
                                                                  (11,037,673)             (11,180,977)
                                                                 ------------             ------------
Distributions from capital gains:
  Class A .................................................        (5,639,218)             (34,888,072)
  Class B(1) ..............................................          (501,338)              (4,746,764)
  Class B .................................................        (6,456,349)             (38,622,680)
  Class C .................................................          (337,772)              (1,911,944)
  Class S .................................................          (452,326)              (2,988,934)
                                                                 ------------             ------------
                                                                  (13,387,003)             (83,158,394)
                                                                 ------------             ------------
Net increase (decrease) from fund
  share transactions (Note 5) .............................       (83,118,748)              32,080,336
                                                                 ------------             ------------
Total increase (decrease) in net assets                               464,153              (62,669,773)
NET ASSETS
Beginning of year .........................................       719,227,405              719,691,558
                                                                 ------------             ------------
End of year (including undistributed
  net investment income of $1,781,742 and $1,691,781,
  respectively) ...........................................      $719,691,558             $657,021,785
                                                                 ============             ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
----------------------------------------------------------------------------
March 31, 2001

NOTE 1

State Street Research Strategic Growth & Income Fund, formerly State Street Research Managed Assets, is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust in December 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, The Trust consists presently of two separate funds: State Street Research Strategic Growth & Income Fund and State Street Research High Income Fund.

The investment objective of the fund is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents. Total return may include current income as well as capital appreciation. The fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.

The fund offers five classes of shares. Class A shares are subject to an initial sales charge of up to 5.75%. From April 1, 2000 to October 17, 2000, Class A shares paid a service fee equal to 0.25% of average daily net assets. Beginning October 18, 2000, Class A shares pay an annual service and distribution fee equal to 0.30% of average daily net assets. Class B(1) shares are offered only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds. Class B(1) and Class B pay annual service and distribution fees of 1.00% and both classes automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years. Class B (1) shares are subject to a contingent deferred sales charge on certain redemptions made within six years of purchase. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual service and distribution fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect, wholly-owned subsidiary of MetLife, Inc. ("MetLife"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the plans of distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the fund's accounts. All commitments are marked-to- market at the applicable transaction rates resulting in unrealized gains or losses. The fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income securities held by the fund pay interest or dividends in the form of additional securities (payment- in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended March 31, 2001, the fund has designated as long-term $53,253,498 of the distributions from net realized gains.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gains and losses and wash sale deferrals.

F. FEDERAL INCOME TAXES
No provision for federal income taxes is necessary because the fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The fund may seek additional income by lending portfolio securities to qualified institutions. The fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the fund will bear the loss. At March 31, 2001, the value of the securities loaned and the value of collateral were $73,498,398 and $76,676,823 (all consisting of cash collateral invested in State Street Navigator Securities Lending Prime Portfolio), respectively. During the year ended March 31, 2001, income from securities lending amounted to $420,509 and is included in interest income.

I. FUTURES
The fund may enter into futures contracts as a hedge against unfavorable market conditions and to enhance income. The fund will not purchase any futures contract if, after such purchase, more than one-third of net assets would be represented by long futures contracts. The fund will limit its risks by entering into a futures position only if it appears to be a liquid investment.

Upon entering into a futures contract, the fund deposits with the selling broker sufficient cash or U.S. Government securities to meet the minimum "initial margin" requirements. Thereafter, the fund receives from or pays to the broker cash or U.S. Government securities equal to the daily fluctuation in value of the contract ("variation margin"), which is recorded as unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

J. CHANGE IN ACCOUNTING PRINCIPLE
In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the fund will be required to adjust the cost of its fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the fund's net asset value, but will change the classifications of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

NOTE 2

The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the first $500 million of net assets annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion. In consideration of these fees, the Adviser furnishes the fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 2001, the fees pursuant to such agreement amounted to $5,044,669.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of MetLife, provides certain shareholder services to the fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the fund. In addition, MetLife receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the fund may be purchased. During the year ended March 31, 2001, the amount of such expenses was $646,408.

The fund has entered into an agreement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expense. During the year ended March 31, 2001 the fund's transfer agent fees were reduced by $108,044 under this agreement.

The fees of the Trustees not currently affiliated with the Adviser amounted to $32,960 during the year ended March 31, 2001.

The fund has agreed to pay the Adviser for certain administrative costs incurred in providing other assistance and services to the fund. The fee was based on a fixed annual amount that has been allocated equally among the State Street Research funds. During the year ended March 31, 2001, the amount of such expenses was $74,077.

NOTE 3

For the year ended March 31, 2001, purchases and sales of securities, exclusive of short-term obligations and forward foreign currency exchange contracts, aggregated $1,184,089,931, and $1,226,888,208 (including $547,539,006 and
$539,292,921 of U.S. Government obligations), respectively.

NOTE 4

The Trust has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, the fund pays annual service fees to the distributor at a rate of 0.25% of average daily net assets for Class A, Class B(1), Class B and Class C shares. In addition, beginning October 18, 2000, the fund pays annual distribution fees of 0.05% of average daily net assets for Class A shares. The fund pays annual distribution fees of 0.75% of average daily net assets for Class B(1), Class B and Class C shares. The distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 2001, fees pursuant to such plans amounted to $780,800, $462,714, $3,112,957 and $145,995 for Class A, Class B(1), Class B and Class C shares, respectively.

The fund has been informed that the distributor and MetLife Securities, Inc., a wholly-owned subsidiary of MetLife, earned initial sales charges aggregating $143,219 and $427,817, respectively, on sales of Class A shares of the fund during the year ended March 31, 2001, and that MetLife Securities, Inc. earned commissions aggregating $904,374, $3,111 and $526 on sales of Class B(1), Class B and Class C shares, and the distributor collected contingent deferred sales charges aggregating $103,607, $267,423 and $317 on redemptions of Class B(1), Class B and Class C shares, respectively, during the same period.

NOTE 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                            YEARS ENDED MARCH 31
                                         ------------------------------------------------------------
                                                     2000                           2001
                                         ----------------------------    ----------------------------
CLASS A                                      SHARES         AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................      2,085,702    $ 22,724,696       2,720,506    $ 28,946,767
Issued upon reinvestment of:
  Dividends from net investment income        536,778       5,849,521         566,664       5,707,411
  Distributions from capital gains ...        507,119       5,498,604       3,369,064      33,850,948
Shares redeemed ......................     (6,860,916)    (74,711,926)     (5,687,556)    (60,290,075)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) ..............     (3,731,317)   $(40,639,105)        958,678    $  8,215,051
                                         ============    ============    ============    ============

CLASS B(1)                                   SHARES         AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................      2,460,931    $ 26,554,583       2,724,462    $ 28,439,027
Issued upon reinvestment of:
  Dividends from net investment income         30,143         326,960          52,144         581,391
  Distribution from capital gains ....         45,856         495,228         477,316       4,720,829
Shares redeemed ......................       (431,736)     (4,713,993)       (726,155)     (7,550,389)
                                         ------------    ------------    ------------    ------------
Net increase .........................      2,105,194    $ 22,662,778       2,527,767    $ 26,190,858
                                         ============    ============    ============    ============

CLASS B                                      SHARES         AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................        540,623    $  5,895,812         597,059    $  6,294,990
Issued upon reinvestment of:
  Dividends from net investment income        361,328       3,908,090         332,700       3,407,202
  Distributions from capital gains ...        582,763       6,293,003       3,803,395      38,027,750
Shares redeemed ......................     (7,481,193)    (81,084,212)     (5,217,502)    (54,855,631)
                                         ------------    ------------    ------------    ------------
Net decrease .........................     (5,996,479)   $(64,987,307)       (484,348)   $ (7,125,689)
                                         ============    ============    ============    ============

CLASS C                                      SHARES         AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................        161,261    $  1,747,522          86,161    $    901,866
Issued upon reinvestment of:
  Dividends from net investment income         15,283         165,634          13,147         134,908
  Distributions from capital gains ...         28,548         308,824         158,833       1,592,728
Shares redeemed ......................       (717,519)     (7,776,036)       (465,951)     (4,878,580)
                                         ------------    ------------    ------------    ------------
Net decrease .........................       (512,427)   $ (5,554,056)       (207,821)   $ (2,249,078)
                                         ============    ============    ============    ============

CLASS S                                      SHARES         AMOUNT          SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold ..........................      1,462,967    $ 15,554,370         897,148    $  9,576,897
Issued upon reinvestment of:
  Dividends from net investment income         40,271         441,422          60,289         618,134
  Distributions from capital gains ...         41,650         451,884         297,038       2,987,381
Shares redeemed ......................     (1,006,152)    (11,048,734)       (585,078)     (6,133,218)
                                         ------------    ------------    ------------    ------------
Net increase .........................        538,736    $  5,398,942         669,397    $  7,049,194
                                         ============    ============    ============    ============

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                  CLASS A
                                         --------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         --------------------------------------------------------------------------------------
                                             1997(a)             1998(a)            1999(a)           2000(a)           2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)        10.29              10.40              11.60              10.40              11.69
                                              -----              -----              -----              -----              -----
  Net investment income ($)*                   0.21               0.22               0.25               0.24               0.28
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                      1.05               2.61              (0.35)              1.48              (0.29)
                                              -----              -----              -----              -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)           1.26               2.83              (0.10)              1.72              (0.01)
                                              -----              -----              -----              -----              -----
  Dividends from net investment income($)     (0.28)             (0.23)             (0.22)             (0.22)             (0.22)
  Distributions from capital gains ($)        (0.87)             (1.40)             (0.87)             (0.21)             (1.36)
  Distribution in excess of capital
    gains ($)                                   --                 --               (0.01)               --                 --
                                              -----              -----              -----              -----              -----
TOTAL DISTRIBUTIONS ($)                       (1.15)             (1.63)             (1.10)             (0.43)             (1.58)
                                              -----              -----              -----              -----              -----
NET ASSET VALUE, END OF YEAR ($)              10.40              11.60              10.40              11.69              10.10
                                              =====              =====              =====              =====              =====
Total return(b) (%)                           12.49              29.62              (0.66)             16.88               0.29

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)     244,348            330,421            309,752            304,400            272,813
Expense ratio (%)*                             1.25               1.28               1.28               1.30               1.46
Expense ratio after expense reductions(%)*     1.25               1.28               1.27               1.29               1.44
Ratio of net investment income to
average net assets (%)*                        2.02               1.96               2.32               2.23               2.61
Portfolio turnover rate (%)                  108.41             133.30             136.37             122.57             180.98
*Reflects voluntary reduction of
 expenses per share of these amounts ($)       0.01               0.00                --                 --                 --

                                                                                     CLASS B(1)
                                                              -------------------------------------------------
                                                                                YEARS ENDED MARCH 31
                                                              -------------------------------------------------
                                                               1999(a)(e)            2000(a)            2001(a)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                              10.35              10.36               11.63
                                                                    -----              -----               -----
  Net investment income ($)                                          0.04               0.17                0.19
  Net realized and unrealized gain (loss) on investments,
    foreign currency, forward contracts
    and futures contracts ($)                                        0.01               1.45               (0.27)
                                                                    -----              -----               -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                 0.05               1.62               (0.08)
                                                                    -----              -----               -----
  Dividends from net investment income ($)                          (0.04)             (0.14)              (0.14)
  Distributions from capital gains ($)                                --               (0.21)              (1.36)
                                                                    -----              -----               -----
TOTAL DISTRIBUTIONS ($)                                             (0.04)             (0.35)              (1.50)
                                                                    -----              -----               -----
NET ASSET VALUE, END OF YEAR ($)                                    10.36              11.63               10.05
                                                                    =====              =====               =====
Total return(b) (%)                                                  0.51(c)           15.93               (0.35)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                            10,289             36,045              56,543
Expense ratio (%)                                                    2.08(d)            2.05                2.19
Expense ratio after expense reductions (%)*                          2.08(d)            2.04                2.17
Ratio of net investment income to average net assets (%)*            1.89(d)            1.48                1.86
Portfolio turnover rate (%)                                        136.37             122.57              180.98
---------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.
(c) Not annualized.
(d) Annualized.
(e) January 1, 1999 (commencement of share class) to March 31, 1999.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                                  CLASS B
                                         ------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         ------------------------------------------------------------------------------------------
                                             1997(a)             1998(a)            1999(a)           2000(a)           2001(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)        10.25              10.37              11.55              10.36              11.65
                                              -----              -----              -----              -----              -----
  Net investment income ($)*                   0.13               0.13               0.17               0.16               0.20
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                      1.06               2.59              (0.34)              1.47              (0.29)
                                              -----              -----              -----              -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)           1.19               2.72              (0.17)              1.63              (0.09)
                                              -----              -----              -----              -----              -----
  Dividends from net investment income($)     (0.20)             (0.14)             (0.14)             (0.13)             (0.13)
  Distributions from capital gains ($)        (0.87)             (1.40)             (0.87)             (0.21)             (1.36)
  Distribution in excess of capital
    gains ($)                                   --                 --               (0.01)               --                 --
                                              -----              -----              -----              -----              -----
TOTAL DISTRIBUTIONS ($)                       (1.07)             (1.54)             (1.02)             (0.34)             (1.49)
                                              -----              -----              -----              -----              -----
NET ASSET VALUE, END OF YEAR ($)              10.37              11.55              10.36              11.65              10.07
                                              =====              =====              =====              =====              =====
Total return(b) (%)                           11.76              28.53              (1.31)             15.98              (0.41)

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)     251,518            368,975            363,517            338,838            288,061
Expense ratio (%)*                             2.00               2.03               2.03               2.05               2.19
Expense ratio after expense reductions(%)*     2.00               2.03               2.02               2.04               2.17
Ratio of net investment income to
  average net assets (%)*                      1.27               1.21               1.57               1.48               1.89
Portfolio turnover rate (%)                  108.41             133.30             136.37             122.57             180.98

*Reflects voluntary reduction of
 expenses per share of these amounts ($)       0.01               0.00                --                 --                 --

                                                                                  CLASS C
                                         ------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         ------------------------------------------------------------------------------------------
                                             1997(a)             1998(a)            1999(a)           2000(a)           2001(a)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR ($)        10.27              10.38              11.57              10.38              11.67
                                              -----              -----              -----              -----              -----
  Net investment income ($)*                   0.13               0.13               0.17               0.16               0.20
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                      1.05               2.60              (0.34)              1.47              (0.28)
                                              -----              -----              -----              -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)           1.18               2.73              (0.17)              1.63              (0.08)
                                              -----              -----              -----              -----              -----
  Dividends from net investment income($)     (0.20)             (0.14)             (0.14)             (0.13)             (0.13)
  Distributions from capital gains ($)        (0.87)             (1.40)             (0.87)             (0.21)             (1.36)
  Distribution in excess of capital
    gains ($)                                   --                 --               (0.01)               --                 --
                                              -----              -----              -----              -----              -----
TOTAL DISTRIBUTIONS ($)                       (1.07)             (1.54)             (1.02)             (0.34)             (1.49)
                                              -----              -----              -----              -----              -----
NET ASSET VALUE, END OF YEAR ($)              10.38              11.57              10.38              11.67              10.10
                                              =====              =====              =====              =====              =====
Total return(b) (%)                           11.64              28.59              (1.33)             15.93              (0.35)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      17,485             23,807             20,519             17,093             12,687
Expense ratio (%)*                             2.00               2.03               2.03               2.05               2.19
Expense ratio after expense reductions(%)*     2.00               2.03               2.02               2.04               2.17
Ratio of net investment income to
  average net assets (%)*                      1.26               1.21               1.56               1.47               1.89
Portfolio turnover rate (%)                  108.41             133.30             136.37             122.57             180.98

*Reflects voluntary reduction of
 expenses per share of these amounts ($)       0.01               0.00                --                 --                 --
-----------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                                  CLASS S
                                         ------------------------------------------------------------------------------------------
                                                                           YEARS ENDED MARCH 31
                                         ------------------------------------------------------------------------------------------
                                             1997(a)             1998(a)            1999(a)           2000(a)           2001(a)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)        10.29              10.40              11.60              10.40              11.69
                                              -----              -----              -----              -----              -----
  Net investment income ($)*                   0.24               0.25               0.27               0.29               0.30
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency, forward contracts and
    futures contracts ($)                      1.05               2.60              (0.34)              1.46              (0.29)
                                              -----              -----              -----              -----              -----
TOTAL FROM INVESTMENT OPERATIONS ($)           1.29               2.85              (0.07)              1.75               0.01
                                              -----              -----              -----              -----              -----
  Dividends from net investment income($)     (0.31)             (0.25)             (0.25)             (0.25)             (0.24)
  Distributions from capital gains ($)        (0.87)             (1.40)             (0.87)             (0.21)             (1.36)
  Distribution in excess of capital
    gains ($)                                   --                 --               (0.01)               --                 --
                                              -----              -----              -----              -----              -----
TOTAL DISTRIBUTIONS ($)                       (1.18)             (1.65)             (1.13)             (0.46)             (1.60)
                                              -----              -----              -----              -----              -----
NET ASSET VALUE, END OF YEAR ($)              10.40              11.60              10.40              11.69              10.10
                                              =====              =====              =====              =====              =====
Total return(b) (%)                           12.77              29.93              (0.41)             17.17               0.56

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)      21,263             26,648             15,149             23,316             26,917
Expense ratio (%)*                             1.00               1.03               1.03               1.05               1.19
Expense ratio after expense reductions(%)*     1.00               1.03               1.02               1.04               1.17
Ratio of net investment income to
  average net assets (%)*                      2.26               2.21               2.53               2.62               2.85
Portfolio turnover rate (%)                  108.41             133.30             136.37             122.57             180.98
*Reflects voluntary reduction of
 expenses per share of these amounts ($)       0.01               0.00                --                 --                 --
-------------------------------------------------------------------------------------------------------------------------------
(a) Per-share figures have been calculated using the average shares method.
(b) Does not reflect any front-end or contingent deferred sales charges.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND THE SHAREHOLDERS OF STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Growth & Income Fund (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
May 15, 2001

STATE STREET RESEARCH STRATEGIC GROWTH & Income Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

State Street Research Strategic Growth & Income Fund Class A shares returned 0.29% for the 12 months ended March 31, 2001 [does not reflect sales charge]. That was considerably better than the Lipper Flexible Portfolio Funds Average, which returned -10.08%.

The fund has steadily outperformed its peer group because of its asset allocation, its emphasis on value stocks and a well-timed move into high-yield securities at the end of 2000. Early in the period, we underweighted stocks and overweighted bonds, which was a significant plus for the portfolio. And, we underweighted growth stocks in preference for value stocks.

In the first half of the year, our investments in the energy sector helped performance. Subsequently, we reduced our energy exposure to take advantage of significant price gains. Technology holdings, some of which we added near the end of the year, were a drag on performance.

The fund's bond investments offset losses on the equity side of the portfolio and resulted in positive performance for the year. In the first half of the year, the fund benefited from its investments in high-grade U.S. Treasuries and Agency debt. Investments in emerging market debt also helped performance early on. High-yield bonds were a drag on performance early in the year, but we added to our weighting as the market reached near-historical lows late in 2000 and we benefited from the sector's rebound in the first quarter of 2001.

March 31, 2001

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gains distributions and income dividends. Performance reflects maximum 5.75% Class A share front-end, or 5% Class B(1) share or Class B share or 1% Class C share contingent deferred sales charges where applicable. Performance for Class B(1) reflects Class B performance through December 31, 1998. Class B(1) was introduced on January 1, 1999. The fund's returns include performance before the creation of share classes. If this performance reflected the share classes' current 12b-1 fees, the fund's returns may have been lower. Class S shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Lipper Flexible Portfolio Funds Average shows the performance of a category of mutual funds with similar goals. The Lipper Average shows how well the fund has done compared with competing funds. The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an index of 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. Indices are unmanaged and do not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                  COMPARISON OF CHANGE IN VALUE OF A $10,000
                INVESTMENT IN STRATEGIC GROWTH & INCOME FUND,
                            THE S&P 500 INDEX AND
             THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX


CLASS A SHARES

--------------------------------
Average Annual Total Return
--------------------------------
1 Year     5 Years      10 Years
--------------------------------
-5.48%      9.86%        11.30%
--------------------------------


                            Lehman
                           Brothers
           Strategic      Government/
             Growth       Corporate         S&P 500
           & Income       Bond Index         Index
--------------------------------------------------
3/91       $ 9,425         $10,000         $10,000
3/92        10,678          11,138          11,101
3/93        12,444          12,731          12,790
3/94        13,807          13,084          12,977
3/95        14,017          13,683          14,994
3/96        17,178          15,177          19,802
3/97        19,323          15,854          23,726
3/98        25,046          17,819          35,106
3/99        24,882          18,986          41,597
3/00        29,081          19,308          49,056
3/01        29,166          21,704          38,427

CLASS B(1) SHARES

--------------------------------
Average Annual Total Return
--------------------------------
1 Year     5 Years      10 Years
--------------------------------
-4.67%     10.12%        11.32%
--------------------------------

                            Lehman
                           Brothers
           Strategic      Government/
             Growth       Corporate         S&P 500
           & Income       Bond Index         Index
--------------------------------------------------
3/91       $10,000         $10,000         $10,000
3/92        11,329          11,138          11,101
3/93        13,203          12,731          12,790
3/94        14,556          13,084          12,977
3/95        14,675          13,683          14,994
3/96        17,827          15,177          19,802
3/97        19,923          15,854          23,726
3/98        25,607          17,819          35,106
3/99        25,286          18,986          41,597
3/00        29,314          19,308          49,056
3/01        29,213          21,704          38,427

CLASS B SHARES

--------------------------------
Average Annual Total Return
--------------------------------
1 Year     5 Years      10 Years
--------------------------------
-4.73%     10.10%        11.31%
--------------------------------

                            Lehman
                           Brothers
           Strategic      Government/
             Growth       Corporate         S&P 500
           & Income       Bond Index         Index
--------------------------------------------------
3/91       $10,000         $10,000         $10,000
3/92        11,329          11,138          11,101
3/93        13,203          12,731          12,790
3/94        14,556          13,084          12,977
3/95        14,675          13,683          14,994
3/96        17,827          15,177          19,802
3/97        19,923          15,854          23,726
3/98        25,607          17,819          35,106
3/99        25,271          18,986          41,597
3/00        29,309          19,308          49,056
3/01        29,189          21,704          38,427

CLASS C SHARES

--------------------------------
Average Annual Total Return
--------------------------------
1 Year     5 Years      10 Years
--------------------------------
-1.21%     10.35%        11.31%
--------------------------------

                            Lehman
                           Brothers
           Strategic      Government/
             Growth       Corporate         S&P 500
           & Income       Bond Index         Index
--------------------------------------------------
3/91       $10,000         $10,000         $10,000
3/92        11,329          11,138          11,101
3/93        13,203          12,731          12,790
3/94        14,556          13,084          12,977
3/95        14,675          13,683          14,994
3/96        17,827          15,177          19,802
3/97        19,924          15,854          23,726
3/98        25,621          17,819          35,106
3/99        25,280          18,986          41,597
3/00        29,307          19,308          49,056
3/01        29,205          21,704          38,427

CLASS S SHARES

--------------------------------
Average Annual Total Return
--------------------------------
1 Year     5 Years      10 Years
--------------------------------
 0.56%     11.45%        12.18%
--------------------------------

                            Lehman
                           Brothers
           Strategic      Government/
             Growth       Corporate         S&P 500
           & Income       Bond Index         Index
--------------------------------------------------
3/91       $10,000         $10,000         $10,000
3/92        11,329          11,138          11,101
3/93        13,203          12,731          12,790
3/94        14,695          13,084          12,977
3/95        14,955          13,683          14,994
3/96        18,350          15,177          19,802
3/97        20,693          15,854          23,726
3/98        26,887          17,819          35,106
3/99        26,775          18,986          41,597
3/00        31,373          19,308          49,056
3/01        31,549          21,704          38,427

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND

------------------------------------------------------------------------------------------------------------------
FUND INFORMATION, OFFICERS AND TRUSTEES OF STATE STREET RESEARCH INCOME TRUST
------------------------------------------------------------------------------------------------------------------

FUND INFORMATION                           OFFICERS                               TRUSTEES
STATE STREET RESEARCH                      RICHARD S. DAVIS                       RICHARD S. DAVIS
STRATEGIC GROWTH & INCOME FUND             Chairman of the Board,                 Chairman of the Board, President
One Financial Center                       President and Chief Executive          and Chief Executive Officer,
Boston, MA 02111                           Officer                                State Street Research &
                                                                                  Management Company
INVESTMENT ADVISER                         JOHN H. KALLIS
State Street Research &                    Vice President                         BRUCE R. BOND
Management Company                                                                Former Chairman of the Board,
One Financial Center                       MARK A. MARINELLA                      Chief Executive Officer and
Boston, MA 02111                           Vice President                         President, PictureTel Corporation

DISTRIBUTOR                                KIM M. PETERS                          STEVE A. GARBAN
State Street Research                      Vice President                         Former Senior Vice President
Investment Services, Inc.                                                         for Finance and Operations and
One Financial Center                       JAMES M. WEISS                         Treasurer, The Pennsylvania
Boston, MA 02111                           Vice President                         State University

SHAREHOLDER SERVICES                       DOUGLAS A. ROMICH                      DEAN O. MORTON
State Street Research                      Treasurer                              Former Executive Vice President,
Service Center                                                                    Chief Operating Officer and
P.O. Box 8408                              EDWARD T. GALLIVAN, JR.                Director, Hewlett-Packard Company
Boston, MA 02266-8408                      Assistant Treasurer
1-87-SSR-FUNDS (toll free)                                                        SUSAN M. PHILLIPS
                                           FRANCIS J. MCNAMARA, III               Dean, School of Business and
CUSTODIAN                                  Secretary and General Counsel          Public Management, George
State Street Bank and                                                             Washington University; former
Trust Company                              DARMAN A. WING                         Member of the Board of Governors
225 Franklin Street                        Assistant Secretary and                of the Federal Reserve System and
Boston, MA 02110                           Assistant General Counsel              Chairman and Commissioner of
                                                                                  the Commodity Futures Trading
LEGAL COUNSEL                              SUSAN E. BREEN                         Commission
Goodwin Procter LLP                        Assistant Secretary
Exchange Place                                                                    TOBY ROSENBLATT
Boston, MA 02109                           AMY L. SIMMONS                         President,
                                           Assistant Secretary                    Founders Investments Ltd.
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP                                                        MICHAEL S. SCOTT MORTON
160 Federal Street                                                                Jay W. Forrester Professor of
Boston, MA 02110                                                                  Management, Sloan School of
                                                                                  Management, Massachusetts
                                                                                  Institute of Technology

STATE STREET RESEARCH STRATEGIC GROWTH & INCOME FUND
One Financial Center
Boston, MA 02111-2690

QUESTIONS? COMMENTS?

E-MAIL us at:
     info@ssrfunds.com

VISIT us on the Internet at:
     www.ssrfunds.com

CALL us toll-free at 1-87-SSR-FUNDS (1-877-773-8637) or Hearing-impaired: 1-800-676-7876
     Chinese- and Spanish-speaking: 1-888-638-3193

WRITE us at:
     State Street Research
     Service Center
     P.O. Box 8408
     Boston, MA 02266-8408

[logo] STATE STREET RESEARCH

(C)2001 State Street Research Investment Services, Inc.,
   One Financial Center, Boston, MA 02111-2690

This report is prepared for the general information of current shareholders.

This publication must be preceded or accompanied by a current State Street Research Strategic Growth & Income Fund prospectus.

When used after June 30, 2001, this report must be accompanied by a current Quarterly Performance Update.

Portfolio changes should not be considered recommendations for action by individual investors.

The Dalbar awards recognize quality shareholder service and should not be considered a rating of fund performance. The survey~included mutual fund complexes that volunteered or were otherwise selected to participate and was not industrywide.

CONTROL NUMBER: (exp0502) SSR-LD                                  SGI-1758-0501